                            The American Funds Logo

--------------------------------------------------------------------------------

                                    SMALLCAP
                                 World Fund(R)
                                   Prospectus

                                DECEMBER 1, 1998

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT
DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SMALLCAP WORLD FUND, INC.
333 South Hope Street
Los Angeles, CA 90071
TICKER SYMBOL: SMCWX             NEWSPAPER ABBREV.: SmCp            FUND NO.: 35

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                                                                                              2
 ...................................................................................................................
Fees and Expenses of the Fund                                                                                    5
 ...................................................................................................................
Investment Objective, Strategies and Risks                                                                       6
 ...................................................................................................................
Important Recent Developments                                                                                    8
 ...................................................................................................................
Management and Organization                                                                                      9
 ...................................................................................................................
Shareholder Information                                                                                         11
 ...................................................................................................................
Purchase and Exchange of Shares                                                                                 12
 ...................................................................................................................
Distribution Arrangements                                                                                       15
 ...................................................................................................................
Financial Highlights                                                                                            16

--------------------------------------------------------------------------------

35-010-1298/B                              SMALLCAP WORLD FUND / PROSPECTUS    1

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The fund seeks to make your investment grow over time by investing in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.2 billion.

The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to certain events, such as changes in markets or economies. In addition, the prices of equity securities held by the fund may be affected by events specifically involving the issuers of these securities.

Investing in smaller companies may pose additional risks as it is often more difficult to obtain information about smaller companies and the prices of their stocks may be more volatile than stocks of larger, more established companies. Although all securities in the fund's portfolio, including U.S. securities, may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

  2   SMALLCAP WORLD FUND / PROSPECTUS

INVESTMENT RESULTS

The following information illustrates how the fund's results may vary:

  Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

[BAR CHART]
1991   32.89
1992    6.69
1993   30.04
1994   -2.85
1995   22.70
1996   19.75
1997   11.83

The fund's year-to-date return for the nine months ended September 30, 1998 was -14.78%

 The fund's highest/lowest quarterly results during this time period were:

 X HIGHEST  16.74% (quarter ended March 31, 1991)

 X LOWEST   -6.95% (quarter ended December 31, 1997)

                                           SMALLCAP WORLD FUND / PROSPECTUS    3

For periods ended December 31, 1997:

                                    THE FUND
                                      WITH
                                     MAXIMUM
        AVERAGE ANNUAL            SALES CHARGE     SALOMON SMITH BARNEY
       TOTAL RETURN(1)             DEDUCTED(1)     WORLD SMALLCAP INDEX(2)    CPI(3)
------------------------------------------------------------------------------------
One Year                              5.41%                  0.97%            1.70%
 ....................................................................................
Five Years                           14.36%                 11.44%            2.60%
 ....................................................................................
Lifetime(4)                          13.65%                  9.17%            2.97%

(1) These fund results were calculated according to a standard formula which requires that the maximum sales charge of 5.75% be deducted. Results would be higher if they were calculated at net asset value.

(2) The Salomon Smith Barney World Smallcap Index tracks over 5,100 small-company stocks traded around the world with a market capitalization between $100 million and $1.2 billion. This index is unmanaged and does not reflect sales charges, commissions or expenses.

(3) The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

(4) The fund began investment operations on April 30, 1990.

These results illustrate the potential fluctuations in the fund's results over shorter periods of time. Past results are not an indication of future results.

  4   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum sales charge imposed on purchases
(as a percentage of offering price)                                     5.75%(1)
 ................................................................................
Maximum sales charge imposed on reinvested dividends                       0%
 ................................................................................
Maximum deferred sales charge                                              0%(2)
 ................................................................................
Redemption or exchange fees                                                0%

(1) Sales charges are reduced or eliminated for larger purchases.

(2) A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the fund assets)
--------------------------------------------------------------------------------

Management Fees                                                           0.67%
 ................................................................................
Service (12b-1) Fees                                                      0.23%*
 ................................................................................
Other Expenses                                                            0.16%
 ................................................................................
Total Annual Fund Operating Expenses                                      1.06%

*12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

One year                                                                  $  677
 ................................................................................
Three years                                                               $  893
 ................................................................................
Five years                                                                $1,126
 ................................................................................
Ten years                                                                 $1,795

                                           SMALLCAP WORLD FUND / PROSPECTUS    5

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The fund's investment objective is to provide you with long-term growth of capital. It invests primarily in equity securities of companies with relatively small market capitalizations located around the world. These companies will typically have market capitalizations of $50 million to $1.2 billion.

The prices of equity securities held by the fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

In addition, smaller capitalization stocks are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. Furthermore, the value of non-U.S. securities can decline in response to various factors, including currency fluctuations, political, social and economic instability, differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions.

The fund may also invest in cash and cash equivalents, for example, in response to abnormal market conditions. The extent of the fund's cash position will depend on market conditions, fund purchases and redemptions, and other factors. This may detract from achievement of the fund's objective over the short term or it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities.

  6   SMALLCAP WORLD FUND / PROSPECTUS

  The following chart illustrates the industry mix of the fund's investment portfolio as of the end of its fiscal year, September 30, 1998

                           LARGEST INDUSTRY HOLDINGS
[PIE CHART]

                                                             Business
                       Leisure                                 and      Broadcasting
      Health &            &         Cash &        Other       Public         &
    Personal Care      Tourism    Equivalents   Industries   Services    Publishing    Merchandising
4.75                     4.22        13.17         45.86      15.91         10.42          5.67

[END PIE CHART]

PERCENT INVESTED BY    PERCENT OF
COUNTRY                NET ASSETS
----------------------------------
The Americas                 56.7%
  United States               51.1
  Canada                       4.5
  Mexico                        .5
  Other Latin America           .6
 ....................................
Europe                       21.8%
  United Kingdom               6.2
  Sweden                       3.7
  France                       2.5
  Germany                      1.6
  Denmark                      1.4
  Finland                       .9
  Spain                         .9
  Netherlands                   .8
  Ireland                       .7
  Norway                        .7
  Switzerland                   .5
  Other Europe                 1.9
 ....................................
Asia Pacific                  7.0%
  Australia                    2.4
  Hong Kong                    1.1
  Japan                        1.1
  Singapore                     .8
  New Zealand                   .6
  Other Asia                   1.0
 ....................................
Other Countries               1.3%
 ....................................

----------------------------------
     TEN LARGEST       PERCENT OF
 INDIVIDUAL HOLDINGS   NET ASSETS
ISS-International
  Service System             1.17%
 ....................................
OM Gruppen                    1.05
 ....................................
SkyTel Communications          .95
 ....................................
HNC Software                   .91
 ....................................
Unibail                        .88
 ....................................
NTL                            .85
 ....................................
PMC-Sierra                     .85
 ....................................
Adelphia
  Communications               .70
 ....................................
Corporate Services
  Group                        .70
 ....................................
CSC Holdings                   .68
 ....................................

  Because the fund is actively managed, its holdings will change from time to time.

                                           SMALLCAP WORLD FUND / PROSPECTUS    7

--------------------------------------------------------------------------------
IMPORTANT RECENT DEVELOPMENTS

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

EURO INTRODUCTION

On January 1, 1999, the European Union will introduce a single European currency, the Euro. The first group of countries that will begin to convert their currencies to the Euro include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The expected introduction of the Euro presents unique uncertainties, including: whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro. The fund understands that the investment adviser and other key service providers are taking steps to address Euro-related issues.

  8   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for SMALLCAP World Fund are listed on the following page.

                                           SMALLCAP WORLD FUND / PROSPECTUS    9

                                                                               APPROXIMATE YEARS OF
                                                                           EXPERIENCE AS AN INVESTMENT
                                                                                   PROFESSIONAL
                                                                         (INCLUDING THE LAST FIVE YEARS)
                                                                    .....................................
                                                                          WITH CAPITAL
                                                YEARS OF EXPERIENCE       RESEARCH AND
 PORTFOLIO COUNSELORS                        AS PORTFOLIO COUNSELOR FOR    MANAGEMENT
     FOR SMALLCAP                               SMALLCAP WORLD FUND        COMPANY OR
      WORLD FUND         PRIMARY TITLE(S)          (APPROXIMATE)           AFFILIATES       TOTAL YEARS
 --------------------------------------------------------------------------------------------------------

 GORDON                President and         9 years (since the fund     27 years         27 years
 CRAWFORD              Principal Executive   began operations)
                       Officer of the fund;
                       Senior Vice
                       President and
                       Director, Capital
                       Research and
                       Management Company
 --------------------------------------------------------------------------------------------------------
 GREGORY W. WENDT      Senior Vice           1 year (plus 8 years as a   11 years         11 years
                       President of the      research professional
                       fund; Senior Vice     prior to becoming a
                       President and         portfolio counselor for
                       Director, Capital     the fund)
                       Research Company*
 --------------------------------------------------------------------------------------------------------
 ROBERT W.             Vice President of     5 years (plus 4 years as a  13 years         13 years
 LOVELACE              the fund; Executive   research professional
                       Vice President and    prior to becoming a
                       Director, Capital     portfolio counselor for
                       Research Company*     the fund)
 --------------------------------------------------------------------------------------------------------
 MARTIAL G.            Senior Vice           1 year (plus 7 years as a   26 years         26 years
 CHAILLET              President, Capital    research professional
                       Research Company*     prior to becoming a
                                             portfolio counselor for
                                             the fund)
 --------------------------------------------------------------------------------------------------------
 MARK E.               Director, Capital     7 years (plus 1 year as a   16 years         16 years
 DENNING               Research and          research professional
                       Management Company    prior to becoming a
                                             portfolio counselor for
                                             the fund)
 --------------------------------------------------------------------------------------------------------
 CLAUDIA P.            Senior Vice           3 years (plus 4 years as a  21 years         23 years
 HUNTINGTON            President, Capital    research professional
                       Research and          prior to becoming a
                       Management Company    portfolio counselor for
                                             the fund)
 --------------------------------------------------------------------------------------------------------

  The fund began investment operations on April 30, 1990.

 * Company affiliated with Capital Research and Management Company.


  10   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                                   [U.S. MAP]

      WESTERN SERVICE    WESTERN CENTRAL    EASTERN CENTRAL      EASTERN SERVICE
      CENTER             SERVICE CENTER     SERVICE CENTER       CENTER
      American Funds     American Funds     American Funds       American Funds
      Service Company    Service Company    Service Company      Service Company
      P.O. Box 2205      P.O. Box 659522    P.O. Box 6007        P.O. Box 2280
      Brea, California   San Antonio,       Indianapolis,        Norfolk, Virginia
      92822-2205         Texas              Indiana              23501-2280
      Fax: 714/671-7080  78265-9522         46206-6007           Fax: 757/670-4773
                         Fax: 210/474-4050  Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

You may invest in the fund through various retirement plans. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/ trustee or dealer.
                                          SMALLCAP WORLD FUND / PROSPECTUS    11

--------------------------------------------------------------------------------
PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone . . ." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account                                  $1,000
   For a retirement plan account                         $  250
   For a retirement plan account through payroll         $   25
      deduction
To add to an account                                     $   50
   For a retirement plan account through payroll         $   25
      deduction

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts
  12   SMALLCAP WORLD FUND / PROSPECTUS
your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                   SALES CHARGE AS A PERCENTAGE OF
                                  .................................
                                                           NET        DEALER CONCESSION
                                     OFFERING            AMOUNT            AS % OF
           INVESTMENT                  PRICE            INVESTED       OFFERING PRICE
---------------------------------------------------------------------------------------
Less than $50,000                    5.75%              6.10%               5.00%
 ........................................................................................
$50,000 but less than $100,000       4.50%              4.71%               3.75%
 ........................................................................................
$100,000 but less than $250,000      3.50%              3.63%               2.75%
 ........................................................................................
$250,000 but less than $500,000      2.50%              2.56%               2.00%
 ........................................................................................
$500,000 but less $1 million         2.00%              2.04%               1.60%
 ........................................................................................
$1 million or more and certain
other investments described
below                              see below          see below           see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee, as a
                                          SMALLCAP WORLD FUND / PROSPECTUS    13
percentage of average net assets, paid by the fund for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s)

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R):

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

  14   SMALLCAP WORLD FUND / PROSPECTUS

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in June and December. Capital gains, if any, are also usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.
                                          SMALLCAP WORLD FUND / PROSPECTUS    15

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                       YEARS ENDED SEPTEMBER 30
                                                  ..................................
                                         1998         1997         1996         1995         1994
                                     --------------------------------------------------
Net Asset Value,
Beginning of Period                    $30.72       $26.92       $26.11       $23.61       $22.72
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     .07          .10          .17          .22          .09
 .................................................................................................
Net gains or losses on securities
(both realized and unrealized)          (6.10)        6.17         3.32         3.79         1.83
-------------------------------------------------------------------------------------------------
Total from investment operations        (6.03)        6.27         3.49         4.01         1.92
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net
investment income)                       (.05)        (.12)        (.23)        (.16)        (.06)
 .................................................................................................
Distributions (from capital gains)      (2.50)       (2.35)       (2.45)       (1.35)        (.97)
-------------------------------------------------------------------------------------------------
Total distributions                     (2.55)       (2.47)       (2.68)       (1.51)       (1.03)
 .................................................................................................
Net Asset Value,
End of Period                          $22.14       $30.72       $26.92       $26.11       $23.61
-------------------------------------------------------------------------------------------------
Total Return(1)                      (20.70)%       25.41%       15.21%       18.59%        8.60%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
millions)                              $7,102       $9,256       $6,607       $4,625       $3,497
 .................................................................................................
Ratio of expenses to
average net assets                      1.06%        1.07%        1.09%        1.13%        1.12%
 .................................................................................................
Ratio of net income
to average net assets                    .27%         .40%         .68%         .97%         .38%
 .................................................................................................
Portfolio turnover rate                44.31%       42.21%       42.88%       45.63%       29.43%

(1) Excludes maximum sales charge of 5.75%.

  16   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
NOTES

                                          SMALLCAP WORLD FUND / PROSPECTUS    17

--------------------------------------------------------------------------------
NOTES

  18   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
NOTES

                                          SMALLCAP WORLD FUND / PROSPECTUS    19

--------------------------------------------------------------------------------
NOTES

  20   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
NOTES

                                          SMALLCAP WORLD FUND / PROSPECTUS    21

   FOR SHAREHOLDER        FOR RETIREMENT PLAN  FOR DEALER
   SERVICES               SERVICES             SERVICES
   American Funds         Call your employer   American Funds
   Service Company        or                   Distributors
   800/421-0180           plan administrator   800/421-9900 ext.11

                     FOR 24-HOUR INFORMATION
             American              American Funds
             FundsLine(R)          Internet Web site
             800/325-3590          http://www.americanfunds.com
   Telephone conversations may be recorded or monitored for
   verification, recordkeeping and quality assurance purposes.
   ------------------------------------------------------------
   MULTIPLE TRANSLATIONS
   This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguities, the English text will prevail.
   ------------------------------------------------------------
                      OTHER FUND INFORMATION
   ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
   Contains additional information about the fund including
   financial statements, investment results, portfolio
   holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).
   STATEMENT OF ADDITIONAL INFORMATION (SAI)
   Contains more detailed information on all aspects of the
   fund, including the fund's financial statements.
   A current SAI has been filed with the Securities and
   Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials
   about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the
   SEC's Internet Web site at http://www.sec.gov.
   CODE OF ETHICS
   Includes a description of the fund's personal investing
   policy.
   To request a free copy of any of the documents above:
      Call American Funds    or    Write to the Secretary of the fund
      Service Company              333 South Hope Street
      800/421-0180 ext.1           Los Angeles, CA 90071

          Investment Company File No. 811-5888
                                    LOGO  Printed on recycled paper

THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Chad L. Norton
    Chad L. Norton
    Secretary

                            The American Funds Logo

--------------------------------------------------------------------------------

                                    SMALLCAP
                                 World Fund(R)
                                   Prospectus

                                DECEMBER 1, 1998

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT
DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SMALLCAP WORLD FUND, INC.
333 South Hope Street
Los Angeles, CA 90071
TICKER SYMBOL: SMCWX             NEWSPAPER ABBREV.: SmCp            FUND NO.: 35

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                                                                                              2
 ...................................................................................................................
Fees and Expenses of the Fund                                                                                    5
 ...................................................................................................................
Investment Objective, Strategies and Risks                                                                       6
 ...................................................................................................................
Important Recent Developments                                                                                    8
 ...................................................................................................................
Management and Organization                                                                                      9
 ...................................................................................................................
Shareholder Information                                                                                         11
 ...................................................................................................................
Purchase and Exchange of Shares                                                                                 12
 ...................................................................................................................
Distribution Arrangements                                                                                       15
 ...................................................................................................................
Financial Highlights                                                                                            16

--------------------------------------------------------------------------------

35-010-1298/B                              SMALLCAP WORLD FUND / PROSPECTUS    1

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The fund seeks to make your investment grow over time by investing in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.2 billion.

The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to certain events, such as changes in markets or economies. In addition, the prices of equity securities held by the fund may be affected by events specifically involving the issuers of these securities.

Investing in smaller companies may pose additional risks as it is often more difficult to obtain information about smaller companies and the prices of their stocks may be more volatile than stocks of larger, more established companies. Although all securities in the fund's portfolio, including U.S. securities, may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

  2   SMALLCAP WORLD FUND / PROSPECTUS

INVESTMENT RESULTS

The following information illustrates how the fund's results may vary:

  Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

[BAR CHART]
1991   32.89
1992    6.69
1993   30.04
1994   -2.85
1995   22.70
1996   19.75
1997   11.83

The fund's year-to-date return for the nine months ended September 30, 1998 was -14.78%

 The fund's highest/lowest quarterly results during this time period were:

 X HIGHEST  16.74% (quarter ended March 31, 1991)

 X LOWEST   -6.95% (quarter ended December 31, 1997)

                                           SMALLCAP WORLD FUND / PROSPECTUS    3

For periods ended December 31, 1997:

                                    THE FUND
                                      WITH
                                     MAXIMUM
        AVERAGE ANNUAL            SALES CHARGE     SALOMON SMITH BARNEY
       TOTAL RETURN(1)             DEDUCTED(1)     WORLD SMALLCAP INDEX(2)    CPI(3)
------------------------------------------------------------------------------------
One Year                              5.41%                  0.97%            1.70%
 ....................................................................................
Five Years                           14.36%                 11.44%            2.60%
 ....................................................................................
Lifetime(4)                          13.65%                  9.17%            2.97%

(1) These fund results were calculated according to a standard formula which requires that the maximum sales charge of 5.75% be deducted. Results would be higher if they were calculated at net asset value.

(2) The Salomon Smith Barney World Smallcap Index tracks over 5,100 small-company stocks traded around the world with a market capitalization between $100 million and $1.2 billion. This index is unmanaged and does not reflect sales charges, commissions or expenses.

(3) The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

(4) The fund began investment operations on April 30, 1990.

These results illustrate the potential fluctuations in the fund's results over shorter periods of time. Past results are not an indication of future results.

  4   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum sales charge imposed on purchases
(as a percentage of offering price)                                     5.75%(1)
 ................................................................................
Maximum sales charge imposed on reinvested dividends                       0%
 ................................................................................
Maximum deferred sales charge                                              0%(2)
 ................................................................................
Redemption or exchange fees                                                0%

(1) Sales charges are reduced or eliminated for larger purchases.

(2) A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the fund assets)
--------------------------------------------------------------------------------

Management Fees                                                           0.67%
 ................................................................................
Service (12b-1) Fees                                                      0.23%*
 ................................................................................
Other Expenses                                                            0.16%
 ................................................................................
Total Annual Fund Operating Expenses                                      1.06%

*12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

One year                                                                  $  677
 ................................................................................
Three years                                                               $  893
 ................................................................................
Five years                                                                $1,126
 ................................................................................
Ten years                                                                 $1,795

                                           SMALLCAP WORLD FUND / PROSPECTUS    5

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The fund's investment objective is to provide you with long-term growth of capital. It invests primarily in equity securities of companies with relatively small market capitalizations located around the world. These companies will typically have market capitalizations of $50 million to $1.2 billion.

The prices of equity securities held by the fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

In addition, smaller capitalization stocks are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. Furthermore, the value of non-U.S. securities can decline in response to various factors, including currency fluctuations, political, social and economic instability, differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions.

The fund may also invest in cash and cash equivalents, for example, in response to abnormal market conditions. The extent of the fund's cash position will depend on market conditions, fund purchases and redemptions, and other factors. This may detract from achievement of the fund's objective over the short term or it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities.

  6   SMALLCAP WORLD FUND / PROSPECTUS

  The following chart illustrates the industry mix of the fund's investment portfolio as of the end of its fiscal year, September 30, 1998

                           LARGEST INDUSTRY HOLDINGS
[PIE CHART]

                                                             Business
                       Leisure                                 and      Broadcasting
      Health &            &         Cash &        Other       Public         &
    Personal Care      Tourism    Equivalents   Industries   Services    Publishing    Merchandising
4.75                     4.22        13.17         45.86      15.91         10.42          5.67

[END PIE CHART]

PERCENT INVESTED BY    PERCENT OF
COUNTRY                NET ASSETS
----------------------------------
The Americas                 56.7%
  United States               51.1
  Canada                       4.5
  Mexico                        .5
  Other Latin America           .6
 ....................................
Europe                       21.8%
  United Kingdom               6.2
  Sweden                       3.7
  France                       2.5
  Germany                      1.6
  Denmark                      1.4
  Finland                       .9
  Spain                         .9
  Netherlands                   .8
  Ireland                       .7
  Norway                        .7
  Switzerland                   .5
  Other Europe                 1.9
 ....................................
Asia Pacific                  7.0%
  Australia                    2.4
  Hong Kong                    1.1
  Japan                        1.1
  Singapore                     .8
  New Zealand                   .6
  Other Asia                   1.0
 ....................................
Other Countries               1.3%
 ....................................

----------------------------------
     TEN LARGEST       PERCENT OF
 INDIVIDUAL HOLDINGS   NET ASSETS
ISS-International
  Service System             1.17%
 ....................................
OM Gruppen                    1.05
 ....................................
SkyTel Communications          .95
 ....................................
HNC Software                   .91
 ....................................
Unibail                        .88
 ....................................
NTL                            .85
 ....................................
PMC-Sierra                     .85
 ....................................
Adelphia
  Communications               .70
 ....................................
Corporate Services
  Group                        .70
 ....................................
CSC Holdings                   .68
 ....................................

  Because the fund is actively managed, its holdings will change from time to time.

                                           SMALLCAP WORLD FUND / PROSPECTUS    7

--------------------------------------------------------------------------------
IMPORTANT RECENT DEVELOPMENTS

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

EURO INTRODUCTION

On January 1, 1999, the European Union will introduce a single European currency, the Euro. The first group of countries that will begin to convert their currencies to the Euro include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The expected introduction of the Euro presents unique uncertainties, including: whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro. The fund understands that the investment adviser and other key service providers are taking steps to address Euro-related issues.

  8   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for SMALLCAP World Fund are listed on the following page.

                                           SMALLCAP WORLD FUND / PROSPECTUS    9

                                                                               APPROXIMATE YEARS OF
                                                                           EXPERIENCE AS AN INVESTMENT
                                                                                   PROFESSIONAL
                                                                         (INCLUDING THE LAST FIVE YEARS)
                                                                    .....................................
                                                                          WITH CAPITAL
                                                YEARS OF EXPERIENCE       RESEARCH AND
 PORTFOLIO COUNSELORS                        AS PORTFOLIO COUNSELOR FOR    MANAGEMENT
     FOR SMALLCAP                               SMALLCAP WORLD FUND        COMPANY OR
      WORLD FUND         PRIMARY TITLE(S)          (APPROXIMATE)           AFFILIATES       TOTAL YEARS
 --------------------------------------------------------------------------------------------------------

 GORDON                President and         9 years (since the fund     27 years         27 years
 CRAWFORD              Principal Executive   began operations)
                       Officer of the fund;
                       Senior Vice
                       President and
                       Director, Capital
                       Research and
                       Management Company
 --------------------------------------------------------------------------------------------------------
 GREGORY W. WENDT      Senior Vice           1 year (plus 8 years as a   11 years         11 years
                       President of the      research professional
                       fund; Senior Vice     prior to becoming a
                       President and         portfolio counselor for
                       Director, Capital     the fund)
                       Research Company*
 --------------------------------------------------------------------------------------------------------
 ROBERT W.             Vice President of     5 years (plus 4 years as a  13 years         13 years
 LOVELACE              the fund; Executive   research professional
                       Vice President and    prior to becoming a
                       Director, Capital     portfolio counselor for
                       Research Company*     the fund)
 --------------------------------------------------------------------------------------------------------
 MARTIAL G.            Senior Vice           1 year (plus 7 years as a   26 years         26 years
 CHAILLET              President, Capital    research professional
                       Research Company*     prior to becoming a
                                             portfolio counselor for
                                             the fund)
 --------------------------------------------------------------------------------------------------------
 MARK E.               Director, Capital     7 years (plus 1 year as a   16 years         16 years
 DENNING               Research and          research professional
                       Management Company    prior to becoming a
                                             portfolio counselor for
                                             the fund)
 --------------------------------------------------------------------------------------------------------
 CLAUDIA P.            Senior Vice           3 years (plus 4 years as a  21 years         23 years
 HUNTINGTON            President, Capital    research professional
                       Research and          prior to becoming a
                       Management Company    portfolio counselor for
                                             the fund)
 --------------------------------------------------------------------------------------------------------

  The fund began investment operations on April 30, 1990.

 * Company affiliated with Capital Research and Management Company.


  10   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                                   [U.S. MAP]

      WESTERN SERVICE    WESTERN CENTRAL    EASTERN CENTRAL      EASTERN SERVICE
      CENTER             SERVICE CENTER     SERVICE CENTER       CENTER
      American Funds     American Funds     American Funds       American Funds
      Service Company    Service Company    Service Company      Service Company
      P.O. Box 2205      P.O. Box 659522    P.O. Box 6007        P.O. Box 2280
      Brea, California   San Antonio,       Indianapolis,        Norfolk, Virginia
      92822-2205         Texas              Indiana              23501-2280
      Fax: 714/671-7080  78265-9522         46206-6007           Fax: 757/670-4773
                         Fax: 210/474-4050  Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

You may invest in the fund through various retirement plans. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/ trustee or dealer.
                                          SMALLCAP WORLD FUND / PROSPECTUS    11

--------------------------------------------------------------------------------
PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone . . ." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account                                  $1,000
   For a retirement plan account                         $  250
   For a retirement plan account through payroll         $   25
      deduction
To add to an account                                     $   50
   For a retirement plan account through payroll         $   25
      deduction

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts
  12   SMALLCAP WORLD FUND / PROSPECTUS
your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                   SALES CHARGE AS A PERCENTAGE OF
                                  .................................
                                                           NET        DEALER CONCESSION
                                     OFFERING            AMOUNT            AS % OF
           INVESTMENT                  PRICE            INVESTED       OFFERING PRICE
---------------------------------------------------------------------------------------
Less than $50,000                    5.75%              6.10%               5.00%
 ........................................................................................
$50,000 but less than $100,000       4.50%              4.71%               3.75%
 ........................................................................................
$100,000 but less than $250,000      3.50%              3.63%               2.75%
 ........................................................................................
$250,000 but less than $500,000      2.50%              2.56%               2.00%
 ........................................................................................
$500,000 but less $1 million         2.00%              2.04%               1.60%
 ........................................................................................
$1 million or more and certain
other investments described
below                              see below          see below           see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee, as a
                                          SMALLCAP WORLD FUND / PROSPECTUS    13
percentage of average net assets, paid by the fund for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s)

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R):

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

  14   SMALLCAP WORLD FUND / PROSPECTUS

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in June and December. Capital gains, if any, are also usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.
                                          SMALLCAP WORLD FUND / PROSPECTUS    15

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                       YEARS ENDED SEPTEMBER 30
                                                  ..................................
                                         1998         1997         1996         1995         1994
                                     --------------------------------------------------
Net Asset Value,
Beginning of Period                    $30.72       $26.92       $26.11       $23.61       $22.72
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     .07          .10          .17          .22          .09
 .................................................................................................
Net gains or losses on securities
(both realized and unrealized)          (6.10)        6.17         3.32         3.79         1.83
-------------------------------------------------------------------------------------------------
Total from investment operations        (6.03)        6.27         3.49         4.01         1.92
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net
investment income)                       (.05)        (.12)        (.23)        (.16)        (.06)
 .................................................................................................
Distributions (from capital gains)      (2.50)       (2.35)       (2.45)       (1.35)        (.97)
-------------------------------------------------------------------------------------------------
Total distributions                     (2.55)       (2.47)       (2.68)       (1.51)       (1.03)
 .................................................................................................
Net Asset Value,
End of Period                          $22.14       $30.72       $26.92       $26.11       $23.61
-------------------------------------------------------------------------------------------------
Total Return(1)                      (20.70)%       25.41%       15.21%       18.59%        8.60%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
millions)                              $7,102       $9,256       $6,607       $4,625       $3,497
 .................................................................................................
Ratio of expenses to
average net assets                      1.06%        1.07%        1.09%        1.13%        1.12%
 .................................................................................................
Ratio of net income
to average net assets                    .27%         .40%         .68%         .97%         .38%
 .................................................................................................
Portfolio turnover rate                44.31%       42.21%       42.88%       45.63%       29.43%

(1) Excludes maximum sales charge of 5.75%.

  16   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
NOTES

                                          SMALLCAP WORLD FUND / PROSPECTUS    17

--------------------------------------------------------------------------------
NOTES

  18   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
NOTES

                                          SMALLCAP WORLD FUND / PROSPECTUS    19

--------------------------------------------------------------------------------
NOTES

  20   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
NOTES

                                          SMALLCAP WORLD FUND / PROSPECTUS    21

   FOR SHAREHOLDER        FOR RETIREMENT PLAN  FOR DEALER
   SERVICES               SERVICES             SERVICES
   American Funds         Call your employer   American Funds
   Service Company        or                   Distributors
   800/421-0180           plan administrator   800/421-9900 ext.11

                     FOR 24-HOUR INFORMATION
             American              American Funds
             FundsLine(R)          Internet Web site
             800/325-3590          http://www.americanfunds.com
   Telephone conversations may be recorded or monitored for
   verification, recordkeeping and quality assurance purposes.
   ------------------------------------------------------------
   MULTIPLE TRANSLATIONS
   This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguities, the English text will prevail.
   ------------------------------------------------------------
                      OTHER FUND INFORMATION
   ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
   Contains additional information about the fund including
   financial statements, investment results, portfolio
   holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).
   STATEMENT OF ADDITIONAL INFORMATION (SAI)
   Contains more detailed information on all aspects of the
   fund, including the fund's financial statements.
   A current SAI has been filed with the Securities and
   Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials
   about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the
   SEC's Internet Web site at http://www.sec.gov.
   CODE OF ETHICS
   Includes a description of the fund's personal investing
   policy.
   To request a free copy of any of the documents above:
      Call American Funds    or    Write to the Secretary of the fund
      Service Company              333 South Hope Street
      800/421-0180 ext.1           Los Angeles, CA 90071

          Investment Company File No. 811-5888
                                    LOGO  Printed on recycled paper

                           SMALLCAP WORLD FUND, INC.

                                   PART B
                  STATEMENT OF ADDITIONAL INFORMATION
                              DECEMBER 1, 1998

This document is not a prospectus but should be read in conjunction with the current prospectus of SMALLCAP World Fund, Inc. (the fund or SCWF) dated December 1, 1998. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                           SMALLCAP WORLD FUND, INC.
                             Attention:  Secretary
                             333 South Hope Street
                            Los Angeles, CA  90071
                                (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

ITEM                                                       PAGE NO.

CERTAIN INVESTMENT LIMITATIONS                             1

DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES   2

INVESTMENT RESTRICTIONS                                    7

FUND DIRECTORS AND OFFICERS                                9

MANAGEMENT                                                 12

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                 15

PURCHASE OF SHARES                                         19

SELLING SHARES                                             25

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                27

EXECUTION OF PORTFOLIO TRANSACTIONS                        29

GENERAL INFORMATION                                        29

INVESTMENT RESULTS AND RELATED STATISTICS                  31

DESCRIPTION OF BOND RATINGS                                35

FINANCIAL STATEMENTS                                       ATTACHED


                         CERTAIN INVESTMENT LIMITATIONS

 The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

EQUITY SECURITIES - SMALL CAPITALIZATION ISSUERS

- At least 65% of the fund's assets will be invested in equity securities of small capitalization issuers, typically having individual market capitalizations of approximately $50 million to $1.2 billion.

DEBT SECURITIES

- The fund may invest up to 10% of its assets in debt securities rated Baa or BBB or below by Moody's Investors Services, Inc. or Standard and Poor's Corporation, or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

-  The fund's investments outside the U.S. will be in at least three countries.

INVESTMENT COMPANIES

- The fund may invest up to 5% of its assets in closed-end investment companies.

- The fund may acquire up to 3% of the outstanding voting stock of any one closed-end investment company.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions. The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

INVESTING IN SMALLER CAPITALIZATION STOCKS -- Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks. The fund determines relative market capitalizations using U.S. standards. Accordingly, the fund's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the U.S.

Capital Research and Management Company (the Investment Adviser) believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates which exceed those of larger companies and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.

DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

LOWER RATED DEBT SECURITIES -- Although the fund has no current intention of investing in such securities (at least for the next 12 months), it may invest up to 10% of its assets in debt securities rated Baa or BBB or below or in unrated securities that are determined to be of equivalent quality. Securities rated Ba and BB or below or unrated securities determined to be of equivalent quality are commonly known as "high-yield, high-risk" or "junk" bonds and may have characteristics similar to the equity securities eligible for purchase by the fund. The fund's high-yield, high-risk securities may be rated as low as Ca by Moody's or CC by S&P which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings" or "predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation."

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- High-yield, high risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers or issuers whose revenue is very sensitive to economic conditions may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS -- High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The fund's investment adviser attempts to reduce these risks through diversification of the portfolio, by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assurance that it will be successful in doing so. The fund's investment policy with respect to investing in high-yield, high-risk securities is a "non-fundamental" policy and thus may be changed by the board of directors at any time.

OTHER SECURITIES -- The fund may also invest in securities that have equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt, and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non- convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

INVESTING IN VARIOUS COUNTRIES -- The fund has the ability to invest outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above are potentially heightened in connection with investments in less developed and developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

In making its investments in companies outside the U.S., the fund does not intend to emphasize any particular country or region. These investments will be located in at least three countries.

RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. All such securities not actively traded outside the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. See "Management" below. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

CURRENCY TRANSACTIONS -- The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets, which will be marked to market daily, to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may limit the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

INVESTMENT COMPANIES -- The fund has the ability to invest up to 5% of its total assets in shares of closed-end investment companies, but would not acquire more than 3% of the outstanding voting securities of any one closed-end investment company. (If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the Investment Adviser.)

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank Cooperatives, and Federal Intermediate Credit Banks.

CASH AND CASH EQUIVALENTS -- These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G. certificates of deposit (interest-bearing time deposits) and banker's acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (3) savings association and savings bank obligations (certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less).

FORWARD COMMITMENTS -- The fund may purchase or sell securities date under which it gives or receives a commitment to complete the transaction beyond the normal settlement period. When the fund agrees to purchase such securities it assumes the uncertainty of any decline in value of the security beginning on the date of the agreement. When a fund sells such securities, it does not participate in further gains or losses with respect to such securities
beginning on the date of the agreement.   If the other party to such a
transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or could experience a loss.

As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers, except in those circumstances where it appears better prices and executions are available. See "Financial Highlights" in the prospectus for the fund's portfolio turnover for each of the last five fiscal periods.

                            INVESTMENT RESTRICTIONS

The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by law as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions as a percentage of assets are considered at the time securities are purchased. The fund may not:

 1. Invest in securities of an issuer (other than the U.S. Government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of its total assets would be invested in the securities of such other issuer (except with respect to 25% of the value of its total assets, the fund may exceed the 5% limitation with regard to investments in the securities of any one foreign government);

 2.  Invest in companies for the purpose of exercising control or management;

 3. Invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry;

 4. Invest more than 5% of its total assets in the securities of other managed investment companies; such investments shall be limited to 3% of the voting stock of any investment company, provided, however, that investment in the open market of a closed-end investment company where no more than customary brokers' commissions are involved and investment in connection with a merger, consolidation, acquisition or reorganization shall not be prohibited by this restriction;

 5. Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts and funds, which invest in real estate or interests therein;

 6. Buy or sell commodities or commodity contracts in the ordinary course of its business; provided, however, that entering into a currency forward or futures contract shall not be prohibited by this restriction;

 7. Invest more than 10% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or non-U.S. securities for which there is no recognized exchange or active and substantial over-the-counter market) or engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

 8. Lend money; provided that entering into repurchase agreements, investment in debt securities or in cash equivalents and lending of portfolio securities shall not be prohibited by this restriction;

 9. Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to those sold short;

 10. Purchase securities on margin or mortgage, pledge or hypothecate its assets to any extent;

 11. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities. In any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;

 12. Purchase or retain the securities of any issuer if those individual officers and Directors of the fund, its Investment Adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 13. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

 14. Purchase or sell puts, calls, straddles or spreads, or combinations thereof; nor

 15. Purchase partnership interests or invest in leases to develop, or explore for, oil, gas, or minerals.

For purposes of investment restriction number 3, the fund will not invest 25% or more of total assets in the securities of issuers in the same industry.
The following investment policy of the fund may be changed by action of the Board of Directors without shareholder approval: the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.

                               FUND ORGANIZATION
The fund is an open-end, diversified management investment company. It was organized as a Maryland corporation on December 18, 1989.

All fund operations are supervised by the fund's board of directors. The board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Fund Directors and Officers" below.
They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

                          FUND DIRECTORS AND OFFICERS
                      DIRECTORS AND DIRECTOR COMPENSATION

NAME,                             POSITION         PRINCIPAL             AGGREGATE          TOTAL               TOTAL
ADDRESS                           WITH             OCCUPATION(S)         COMPENSATION       COMPENSATION        NUMBER
AND AGE                           REGISTRANT       DURING PAST 5         (INCLUDING         (INCLUDING          OF FUND
                                                   YEARS                 VOLUNTARILY        VOLUNTARILY         BOARDS
                                                                         DEFERRED           DEFERRED            ON WHICH
                                                                         COMPENSATION       COMPENSATION        DIRECTOR
                                                                         /1/) FROM          /1/) FROM ALL       SERVES
                                                                         THE FUND           FUNDS MANAGED       /3/
                                                                         DURING             BY CAPITAL
                                                                         FISCAL YEAR        RESEARCH AND
                                                                         ENDED              MANAGEMENT
                                                                         9/30/98            COMPANY OR
                                                                                            ITS
                                                                                            AFFILIATES
                                                                                            /2/ FOR THE
                                                                                            YEAR ENDED
                                                                                            9/30/98

Richard G. Capen, Jr.             Director         Corporate             $18,200            $33,250             2
Box 2494                                           Director and
Rancho Santa Fe, CA                                author;
92067                                              former United
Age: 64                                            States
                                                   Ambassador to
                                                   Spain; former
                                                   Vice Chairman
                                                   of the Board,
                                                   Knight
                                                   Ridder, Inc.;
                                                   former
                                                   Chairman and
                                                   Publisher,
                                                   The Miami
                                                   Herald.

H. Frederick Christie             Director         Private               $18,200/4/         $180,700/4/         18
P.O. Box 144                                       Investor;
Palos Verdes Estates, CA                           former
90274                                              President and
Age: 65                                            Chief
                                                   Executive
                                                   Officer, The
                                                   Mission Group
                                                   (non-utility
                                                   holding
                                                   company,
                                                   subsidiary of
                                                   Southern
                                                   California
                                                   Edison
                                                   Company);
                                                   former
                                                   President,
                                                   Southern
                                                   California
                                                   Edison Company

Alan W. Clements                  Director         Private               $16,100            $29,450             2
16 Great Peter Street                              investor;
London SW1P3JF                                     former
England                                            Executive
Age: 70                                            Director -
                                                   Finance,
                                                   Imperial
                                                   Chemical
                                                   Industries
                                                   PLC

+  Gordon Crawford                President        Senior Vice           None/5/            None/5/             1
333 South Hope Street             and              President and
Los Angeles, CA  90071            Director         Director,
Age: 51                                            Capital
                                                   Research and
                                                   Management
                                                   Company

Alan Greenway                     Director         President,            $18,200            $75,150             4
7413 Fairway Road                                  Greenway
La Jolla, CA  92037                                Associates,
Age: 71                                            Inc.
                                                   (management
                                                   consulting
                                                   services)

+  William R. Grimsley            Chairman         Senior Vice           None/5/            None/5/             3
P.O. 7650                         of the           President and
San Francisco, CA  94120          Board            Director,
Age: 60                                            Capital
                                                   Research and
                                                   Management
                                                   Company

+  Graham Holloway                Director         Former                None/5/            None/5/             2
17309 Club Hill Drive                              Chairman of
Dallas, TX  75248                                  the Board,
Age: 68                                            American
                                                   Funds
                                                   Distributors,
                                                   Inc.

Leonade D. Jones                  Director         Former                $18,200/4/         $100,967/4/         5
1536 Los Montes Drive                              Treasurer,
Burlingame, CA  94010                              The
Age: 51                                            Washington
                                                   Post Company

William H. Kling                  Director         President,            $16,900/4/         $77,850/4/          4
2619 Lake of the Isles                             Minnesota
Parkway East                                       Public Radio;
Minneapolis, MN  55408                             President,
Age: 56                                            Greenspring
                                                   Co.; former
                                                   President,
                                                   American
                                                   Public Radio
                                                   (now Public
                                                   Radio
                                                   International)

Norman R. Weldon                  Director         Managing              $16,900            $38,550             2
7026 Timbers Drive                                 Director,
Evergreen, CO 80439                                Partisan
Age: 64                                            Management
                                                   Group, Inc.;
                                                   Chairman of
                                                   the Board,
                                                   Novoste
                                                   Corporation;
                                                   Director,
                                                   Enable
                                                   Medical;
                                                   former
                                                   President and
                                                   Director,
                                                   Corvita
                                                   Corporation

Patricia K. Woolf                 Director         Private               $16,900            $103,250            6
506 Quaker Road                                    investor;
Princeton, NJ  08540                               Lecturer,
Age: 64                                            Department of
                                                   Molecular
                                                   Biology,
                                                   Princeton
                                                   University;
                                                   Corporate
                                                   Director


+ "Interested persons" of the fund within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.

 /1/ Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the Director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, shareholders are limited to (I) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future bneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization.

/3/ Includes funds managed by Capital Research and Management Company.

/4/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors are as follows: H. Frederick Christie ($51,132), Leonade D. Jones ($47,340) and William H. Kling ($65,612). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/5/ Gordon Crawford, William R. Grimsley and Graham Holloway are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                    OFFICERS

NAME AND ADDRESS              AGE      POSITION(S)       PRINCIPAL
                                       HELD WITH         OCCUPATION(S) DURING
                                       REGISTRANT        PAST 5 YEARS

Gordon Crawford
 (see above)

William R. Grimsley
 (see above)

Gregory W. Wendt              36       Senior            Senior Vice
P.O. Box 7650                          Vice              President and
San Francisco, CA                      President         Director, Capital
94120                                                    Research Company

Vincent P. Corti              42       Vice              Vice President -
333 South Hope Street                  President         Fund Business
Los Angeles, CA  90071                                   Management Group,
                                                         Capital Research and
                                                         Management Company

Robert W. Lovelace            36       Vice              Executive Vice
1110 Santa Monica                      President         President and
Blvd.                                                    Director, Capital
Los Angeles, CA  90025                                   Research Company

Chad L. Norton                38       Secretary         Vice President -
333 South Hope Street                                    Fund Business
Los Angeles, CA  90071                                   Management Group,
                                                         Capital Research and
                                                         Management Company

Robert P. Simmer              37       Treasurer         Vice President -
5300 Robin Hood Road                                     Fund Business
Norfolk, VA  23513                                       Management Group,
                                                         Capital Research and
                                                         Management Company


All of the officers listed also are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $ $14,000 per annum to Directors who are not affiliated with the Investment Adviser, plus $ $1,000 for each Board of Directors meeting attended, plus $ $500 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of September 30, 1998, the officers and Directors of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser will continue in effect until November 30, 1999, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (I) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing the services and paying the compensation and travel expenses of qualified persons to perform executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, and provides necessary small office equipment and general purpose accounting forms, supplies, and postage used at the office of the fund.

Under the Agreement, the Investment Adviser's fee is calculated at the annual rates of 0.80% on the first $1 billion of the fund's average net assets, 0.70% on average net assets in excess of $1 billion but not exceeding $2 billion, 0.67% on average net assets in excess of $2 billion but not exceeding $3 billion, 0.65% on average net assets in excess of $3 billion but not exceeding $5 billion, 0.635% on average net assets in excess of $5 billion but not exceeding $8 billion, 0.625% on average net assets in excess of $8 billion but not exceeding $13 billion, and 0.615% on overage net assets in excess of $13 billion.

The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess.

During the fiscal years ended September 30, 1998, 1997 and 1996, the Investment Adviser received advisory fees of $59,135,000, $50,724,000 and $37,904,000, respectively.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended September 30, 1998 amounted to $4,795,000 after allowance of $23,709,000 to dealers. During the fiscal years ended September 30, 1997 and 1996, the Principal Underwriter retained $6,589,000 and $6,297,000, respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Directors and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund are committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan, the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares provided the fund's Board of Directors has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue code including a 401(k) plan with 100 or more eligible employees) or a community foundation.

Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended September 30, 1998, the fund paid or accrued $20,206,000 under the Plan as compensation to dealers.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (I) at least 50% of the value of the fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (1) 98% of ordinary income for the calendar year, (2) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (3) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax for the year. The fund intends, to the extent practicable, to meet these distribution requirements to minimize or avoid excise tax liability.

The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

Except for transactions the fund has identified as hedging transactions, the fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in forward currency contracts which are classified as part of a "mixed straddle," any gain or loss recognized with respect to forward currency contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year) on forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent the fund's income is derived from dividends (which if received directly would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, non-U.S. corporation, or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

The fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40% on the fund's income subject to rax in such countries, which would reduce the fund's investment income. While the fund expects to invest less than 50% of its assets outside the U.S. under current market conditions, if more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than one year is 20%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. The maximum amount that an individual may contriubte to all IRAs (deductible, nondeductible and Roth IRAs) per year is the lesser of $2,000 or the individual's compensation for the year. In some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

METHOD                  INITIAL INVESTMENT                          ADDITIONAL INVESTMENTS

                        See "Investment Minimums and Fund           $50 minimum (except where a
                        Numbers" for initial investment             lower minimum is noted under
                        minimums.                                   "Investment Minimums and Fund
                                                                    Numbers").

By contacting           Visit any investment dealer who is          Mail directly to your investment
your                    registered in the state where the           dealer's address printed on your
investment              purchase is made and who has a              account statement.
dealer                  sales agreement with American Funds
                        Distributors.

By mail                 Make your check payable to the fund         Fill out the account additions
                        and mail to the address indicated           form at the bottom of a recent
                        on the account application.  Please         account statement, make your
                        indicate an investment dealer on            check payable to the fund, write
                        the account application.                    your account number on your
                                                                    check, and mail the check and
                                                                    form in the envelope provided
                                                                    with your account statement.

By telephone            Please contact your investment              Complete the "Investments by
                        dealer to open account, then follow         Phone" section on the account
                        the procedures for additional               application or American
                        investments.                                FundsLink Authorization Form.
                                                                    Once you establish the
                                                                    privilege, you, your financial
                                                                    advisor or any person with your
                                                                    account information can call
                                                                    American FundsLine(R) and make
                                                                    investments by telephone
                                                                    (subject to conditions noted in
                                                                    "Telephone and Computer
                                                                    Purchases, Redemptions and
                                                                    Exchanges" below).

By computer             Please contact your investment              Complete the American FundsLink
                        dealer to open account, then follow         Authorization Form.  Once you
                        the procedures for additional               establish the privilege, you,
                        investments.                                your financial advisor or any
                                                                    person with your account
                                                                    information may access American
                                                                    FundsLine OnLine(SM) on the
                                                                    Internet and make investments by
                                                                    computer (subject to conditions
                                                                    noted in "Telephone and Computer
                                                                    Purchases, Redemptions and
                                                                    Exchanges" below).

By wire                 Call 800/421-0180 to obtain your            Your bank should wire your
                        account number(s), if necessary.            additional investments in the
                        Please indicate an investment               same manner as described under
                        dealer on the account.  Instruct            "Initial Investment."
                        your bank to wire funds to:
                        Wells Fargo Bank
                        155 Fifth Street
                        Sixth Floor
                        San Francisco, CA 94106
                        (ABA #121000248)
                        For credit to the account of:
                        American Funds Service Company
                        a/c #4600-076178
                        (fund name)
                        (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE
ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income              1,000                   33
Fund(SM)

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond          1,000                   40
Fund(R)

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of                    1,000                   23
America(SM)

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of                  1,000                   19
America(R)

The Tax-Exempt Fund of                       1,000                   20
California(R)*

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of                 2,500                   09
America(R)

The Tax-Exempt Money Fund of                 2,500                   39
America(SM)

The U.S. Treasury Money Fund of              2,500                   49
America(SM)

*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than            4.71             4.50             3.75
$100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets, and employer-sponsored defined contribution-type plans with 100 or more eligible employees may be made with no sales charge and are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5) insurance company separate accounts;

(6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

STATEMENT OF INTENTION -- You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to American Funds Distributors the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by American Funds Distributors or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to American Funds Distributors for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the account application) may be credited toward satisfying the Statement. During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

RIGHT OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

PRICE OF SHARES --   Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by American Funds Distributors prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to American Funds Distributors. Orders received by the investment dealer, American Funds Service Company, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined, as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by American Funds Distributors or the fund. American Funds Distributors will not knowingly sell shares of the fund directly or indirectly trust to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's directors.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)

- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

- Requests must be signed by the registered shareholder(s)

- A signature guarantee is required if the redemption is:

  -- Over $50,000;
  -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.

- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

- You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(SM)

- Redemptions by telephone or fax (including American FundsLine(R) and American FundsLine OnLine(SM)) are limited to $50,000 per shareholder each day.

- Checks must be made payable to the registered shareholder(s).

- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS

- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

- You may establish check writing privileges (use the money market funds application)

  -- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. American Funds Service Company will then invest your money into the fund you specified on or around the date you specified. If your account cannot be debited due to insufficient funds, a stop-payment, or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to American Funds Service Company.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:

 a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

 b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

 c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine OnLine (SM) (see "American FundsLine(R)" and American FundsLine OnLine(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Shareholder Information -- American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The American Funds Service Company arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with American Funds Service Company, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine OnLine(SM) are subject to the conditions noted above and in "Shareholder Account Services and Privileges -- Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares -- Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM)), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended September 30, 1998, 1997 and 1996 amounted to $8,662,000, $8,965,000 and
$7,988,000 respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $8,036,000 for the fiscal year ended September 30, 1998.

INDEPENDENT AUDITORS -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, Suite 1500, Los Angeles, CA 90017, has served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements incorporated in this Statement of Additional Information have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

SHAREHOLDER VOTING RIGHTS -- The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such pruposes. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders holding a majority of the votes entitled to be cast thereon, may remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on September 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE - SEPTEMBER 30, 1998



Net asset value and redemption price per share

  (Net assets divided by shares outstanding)              $22.14

Maximum offering price per share (100/94.25 of

  per share net asset value, which takes into

  account the fund's current maximum sales load)          $23.49


                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 0.68% based on a 30-day (or one month) period ended September 30, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[( a-b/cd + 1)/6/ -1]

 Where: a = dividends and interest earned during the period.

        b = expenses accrued for the period (net of reimbursements).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period.

The fund's one-year total return, five-year average annual compound return and lifetime average annual compound return for the periods ended September 30, 1998 were -25.25%, 6.81% and 10.26%, respectively. The average annual compound return ("T") is computed by using the value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

The fund may refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc. and Weisenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investment to investments made through tax-deferred retirement plans.

The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

SMALL CAPITALIZATION STOCKS VERSUS LARGE CAPITALIZATION STOCKS -- According to Ibbottson Associates, an investment in small company stocks has grown an average of 16.1% a year from September 30, 1973 through September 30, 1998, compared with an average of 13.6% a year for an investment in large company stocks. Small company stocks are represented by the lowest 20% of market capitalization of New York Stock Exchange, American Stock Exchange and Over-the-Counter stocks, while large company stocks are represented by the Standard & Poor's 500 Stock Composite Index.

The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

                     SMALLCAP VS. VARIOUS UNMANAGED INDICES

                                                                                  Capital Appreciation /4/

                                                                 Russell /3/                          NASDAQ /5/

Period           SMALLCAP        S&P 500 /1/     MSCIW /2/         2000           SMALLCAP            OTC



4/30/90*

to 9/30/98        +127.5%        + 283.3%        + 140.9%        + 163.7%         + 113.7%            + 303.2%


*Commencement of operations

/1/ The Standard and Poor's 500 Stock Composite Index, which consists of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/2/ The Morgan Stanley Capital International World Index, which is an arithmetical average, weighted by market value, of the performance of more than 1,400 securities listed on the stock exchanges of Europe, Australia, the Far East, Canada, New Zealand and the U.S.

/3/ The Russell 2000 Index, which contains 2000 smaller capitalized companies in the Russell 3000 Index (these smaller companies have market capitalizations of approximately $20 million to $300 million).

 /4/ Reflects the change in value of the fund and index without the effect of reinvested dividends.

/5/ The National Association of Securities Dealers Automated Quotation Composite Index of Over-the-Counter Stocks represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, covers some 3,500 stocks, is market value weighed and reflects only capital appreciation.

               IF YOU ARE CONSIDERING THE FUND FOR RETIREMENT...

Here's how much you would have if you invested $2,000 a year in the fund:

1 Year                     3 Years                   Lifetime

(10/1/97 - 9/30/98)        (10/1/95 - 9/30/98)       (4/30/90 - 9/30/98)

$1,495                     $5,530                    $25,704


Illustration of a $10,000 investment in the fund with dividends reinvested and capital gain distributions taken in shares
(For the lifetime of the fund, April 30, 1990 through September 30, 1998)

                 COST OF SHARES                                   VALUE OF SHARES

Fiscal           Annual        Total            Investment     From           From             Dividends      Total
Year End         Dividends     Dividends        Cost           Initial        Capital          Reinvested     Value
9/30                           (cumulative)                    Investment     Gains
                                                                              Reinvested

1990#            $   --        $    --          $10,000        $8,288         $    --          $    --        $8,288

1991             251           251              10,251         11,000         --               307            11,307

1992              71           322              10,322         11,256         --               384            11,640

1993              52           374              10,374         14,200           670            548            15,418

1994              41           415              10,415         14,756         1,376            612            16,744

1995             116           531              10,531         16,319         2,719            818            19,856

1996             179           710              10,710         16,825         5,005            1,047          22,877

1997             106           816              10,816         19,200         8,167            1,322          28,689

1998              47           863              10,863         13,838         7,919            992            22,749


The dollar amount of capital gain distributions during the period was $8,346


# from April 30, 1990, the date the fund commenced operations

EXPERIENCE OF THE INVESTMENT ADVISER -- Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 124 of the 127 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital
Research and Management Company.

                          DESCRIPTION OF BOND RATINGS
                           CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation.

While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C-1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

SMALLCAP World Fund
INVESTMENT PORTFOLIO  September 30, 1998



Industry Diversification
Business & Public Services         15.91%
Broadcasting & Publishing          10.42%
Merchandising                      5.67%
Health & Personal Care             4.75%
Leisure & Tourism                  4.22%
Other Industries                   45.86%
Cash & Equivalents                 13.17%



Largest Equity-Type Holdings
ISS-International Service System        1.17%
OM Gruppen                              1.05
SkyTel Communications                    .95
HNC Software                             .91
Unibail                                  .90
NTL                                      .88
PMC-Sierra                               .85
Adelphia Communications                  .70
Corporate Services Group                 .70
CSC Holdings                             .68


SMALLCAP World Fund
                                                                                                             Percent
                                                                                     Shares or       Market       of
EQUITY-TYPE SECURITIES                                                               Principal        Value      Net
(common and preferred stocks and convertible debentures)                                Amount        (000)   Assets

Business & Public Services - 15.91%
ISS-International Service System A/S, Class B (Denmark)                               1,569,041      $82,789     1.17
Corporate Services Group PLC (United Kingdom) (1), (2)                               11,092,098       34,373
Corporate Services Group PLC, 7.50% convertible debentures 2005 (1)                  $6,000,000        9,067      .70
Corporate Services Group PLC (1)                                                      2,000,000        6,198
Protection One, Inc. (USA) (3)                                                        3,715,800       36,229      .51
Enator AB (Sweden)                                                                    1,550,000       35,976      .51
Renaissance Worldwide Inc. (USA) (3)                                                  2,700,000       35,437      .50
MSC Industrial Direct Co., Inc., Class A (USA) (3)                                    1,521,000       30,420      .43
Vanstar Corp. (USA) (1), (3)                                                          2,525,000       24,934
Vanstar Financing Trust, 6.75% convertible preferred (1), (2)                           175,000        3,981      .41
NCO Group, Inc. (USA) (1), (3)                                                          995,300       27,682      .39
Midas, Inc. (USA)                                                                     1,091,000       26,457      .37
Franklin Covey Co. (USA) (1), (3)                                                     1,350,000       26,409      .37
Medicis Pharmaceutical Corp., Class A (USA) (3)                                         650,000       25,756      .36
ABR Information Services, Inc. (USA) (1), (3)                                         1,865,000       25,527      .36
Sapient Corp. (USA) (3)                                                                 747,100       25,495      .36
Universal Health Services, Inc., Class B (USA) (3)                                      500,000       20,875      .29
Concord EFS, Inc. (USA) (3)                                                             794,100       20,498      .29
Black Box Corp. (USA) (3)                                                               838,000       20,321      .29
USWeb Corp. (USA) (3)                                                                 1,550,000       20,247      .29
Kroll-O'Gara Co. (USA) (3)                                                              850,000       19,869      .28
Rental Service Corp. (USA) (3)                                                        1,100,000       19,800      .28
Casella Waste Systems, Inc., Class A (USA)(3)                                           575,500       19,567      .28
ChoicePoint Inc. (USA) (3)                                                              400,000       19,250      .27
Brunel International NV (Netherlands)                                                   592,892       18,535      .26
CBT Group PLC (ADR) (Ireland) (3)                                                     1,341,700       18,113      .26
Rhon-Klinikum AG, preferred shares (Germany)                                            187,100       17,029      .24
Regis Corp. (USA)                                                                       525,000       16,538      .23
Trigon Healthcare, Inc. (USA) (3)                                                       525,700       16,297      .23
Budget Group, Inc., Class A (USA) (3)                                                   700,000       15,969      .22
Bally Total Fitness Holding Corp. (USA)(3)                                              860,500       14,951      .21
MemberWorks Inc. (USA) (1), (3)                                                         961,700       14,906      .21
Intentia International AB, Class B (Sweden) (3)                                         540,000       14,531      .20
DeVry Inc. (USA) (3)                                                                    600,000       14,063      .20
Pittston Brink's Group (USA)                                                            400,000       14,000      .20
Vincam Group, Inc. (USA) (1), (3)                                                     1,017,750       13,930      .20
ProBusiness Services, Inc. (USA) (3)                                                    400,000       13,600      .19
Primark Corp. (USA) (3)                                                                 445,512       13,588      .19
CKS Group, Inc. (USA) (3)                                                               729,400       12,901      .18
Flextronics International Ltd. (USA - Incorporated in Singapore) (3)                    358,200       12,694      .18
APAC TeleServices, Inc. (USA) (3)                                                     2,408,200       12,192      .17
Bright Horizons Family Solutions, Inc. (USA) (3)                                        555,000       11,794      .17
American Disposal Services, Inc. (USA) (3)                                              300,000       11,681      .16
Lernout & Hauspie Speech Products NV (Belgium) (3)                                      284,000       11,413      .16
Cambridge Technology Partners (Massachusetts), Inc. (USA) (3)                           500,000       11,156      .16
Superior Consultant Holdings Corp. (USA) (3)                                            250,000       10,875      .15
ARIS Corp. (USA) (3)                                                                    553,700       10,797      .15
Photobition Group PLC (United Kingdom)                                                3,354,670        9,968      .14
APCOA Parking AG (Germany) (1)                                                          120,800        9,404      .13
Iron Mountain Inc. (USA) (3)                                                            301,500        9,045      .13
SportsLine USA, Inc. (USA) (3)                                                          500,000        8,719      .12
Data Processing Resources Corp., 5.25% convertible debentures 2005 (USA) (2)         $8,500,000        8,500      .12
Lason, Inc. (USA) (3)                                                                   160,000        8,200      .12
Filofax Group PLC (United Kingdom) (1)                                                1,956,000        6,817      .10
Administaff, Inc. (USA) (3)                                                             203,900        6,512      .09
PSS World Medical, Inc. (USA) (3)                                                       325,700        6,025      .08
Strategic Distribution, Inc. (USA) (1), (3)                                           1,890,000        6,024      .08
G&K Services, Inc., Class A (USA)                                                       124,600        5,841      .08
Freepages Group PLC (United Kingdom) (3)                                             11,250,000        5,158      .07
Coinmach Laundry Corp., Class A (USA) (3)                                               522,100        5,156      .07
Sylvan Learning Systems, Inc. (USA) (3)                                                 219,850        5,139      .07
Saskatchewan Wheat Pool, non+D161voting shares, Class B (Canada)+D289                   665,800        4,888      .07
InaCom Corp. (USA) (3)                                                                  250,000        4,719      .07
GTS Duratek, Inc. (USA) (3)                                                             811,100        4,562      .06
SCB Computer Technology, Inc. (USA) (3)                                                 580,000        4,495      .06
Snyder Communications, Inc. (USA) (3)                                                   130,000        4,355      .06
Kanamoto Co., Ltd. (Japan)                                                            1,086,000        4,216      .06
American Healthcorp, Inc. (USA) (1), (3)                                                522,000        4,209      .06
International Container Terminal Services, Inc., 1.75% convertible debentures        $5,905,000        4,134      .06
2004 (Philippines)
AmSurg Corp., Class B (USA) (3)                                                         309,972        1,899
AmSurg Corp., Class A (3)                                                               250,000        1,719      .05
Lorien PLC (United Kingdom)                                                             819,663        3,368      .05
Monro Muffler Brake, Inc. (USA) (3)                                                     347,838        3,304      .05
MDC Communications Corp., Class A (Canada) (3)                                          433,333        3,224      .05
CompuCom Systems, Inc. (USA) (3)                                                        800,000        3,200      .04
CCC Information Services Group Inc. (USA) (3)                                           244,700        3,059      .04
PRT Group (formerly PRT Corp. of America) (USA) (2), (3)                                761,960        3,048      .04
Warrantech Corp. (USA) (1), (3)                                                         860,000        3,010      .04
Taylor Nelson Sofres PLC (United Kingdom)                                             2,000,000        2,700      .04
UroCor, Inc. (USA) (1), (3)                                                             600,000        2,625      .04
Alarmguard Holdings, Inc. (USA) (1), (3)                                                360,000        2,610      .04
Healthcare Recoveries, Inc. (USA) (3)                                                   250,000        2,500      .04
Bellsystem24 Inc. (Japan)                                                                15,000        2,362      .03
Insignia/ESG Holdings, Inc. (USA) (3)                                                   200,000        2,300      .03
Four Media Co. (USA) (1), (3)                                                           610,000        2,288      .03
JLK Direct Distribution Inc., Class A (USA) (3)                                         191,600        2,060      .03
Australian Hospital Care Ltd. (Australia)                                             3,619,500        2,038      .03
American Management Systems, Inc. (USA) (3)                                              61,000        1,670      .02
Rural/Metro Corp. (USA) (3)                                                             200,000        1,600      .02
Pricer AB, Class B (Sweden) (3)                                                         563,650        1,531      .02
Fujitsu Support and Service Inc. (Japan)                                                 36,000        1,371      .02
Learning Tree International, Inc. (USA) (3)                                             100,000        1,281      .02
Prosolvia AB, Class B (Sweden) (2), (3)                                                 111,150          663      .01

Broadcasting & Publishing - 10.42%
NTL Inc. (United Kingdom-Incorporated in USA) (3)                                     1,450,000       62,350      .88
Adelphia Communications Corp., Class A (USA) (3)                                      1,271,000       49,728      .70
CSC Holdings, Inc., Class A (formerly Cablevision Systems Corp.) (USA) (3)            1,120,000       48,370      .68
Century Communications Corp., Class A (USA) (3)                                       2,020,000       48,227      .68
United Video Satellite Group, Inc., Class A (USA) (3)                                 3,000,000       44,437      .62
Flextech PLC (United Kingdom) (3)                                                     4,442,100       42,993      .60
Jones Intercable, Inc., Class A (USA) (3)                                             1,705,000       42,412      .60
Antena 3 de Television, SA (GDR) (Spain) (1), (2), (3), (4)                               1,500       39,207      .55
United Television, Inc. (USA)                                                           350,000       37,362      .53
Scottish Media Group PLC (United Kingdom) (1)                                         3,280,000       35,923      .51
Westwood One, Inc. (USA) (3)                                                          1,943,100       34,733      .49
Scandinavian Broadcasting System SA (Denmark-Incorporated in Luxembourg) (1), (3)       887,900       18,868      .26
CanWest Global Communications Corp. (Canada)                                          1,554,946       18,857      .26
Emmis Broadcasting Corp., Class A (USA) (3)                                             476,100       17,973      .25
Shaw Communications Inc., Class B (Canada)                                            1,050,000       17,552      .25
Chrysalis Group PLC (United Kingdom) (1)                                              1,824,000       17,499      .25
Scholastic Corp. (USA) (3)                                                              408,800       17,374      .24
United International Holdings, Inc., Class A (USA) (3)                                1,625,000       15,742      .22
Ascent Entertainment Group, Inc. (USA) (1), (3)                                       1,930,000       15,440      .22
CD Radio Inc. (USA) (3)                                                                 600,000       11,400      .16
Rural Press Ltd. (Australia)                                                          3,509,840       10,087      .14
Data Broadcasting Corp. (USA) (1), (3)                                                2,130,000        9,984      .14
NRJ SA (France)                                                                          47,284        7,678      .11
Australian Provincial Newspapers Holdings Ltd. (Australia)                            5,518,911        7,361      .10
Central European Media Enterprises Ltd., Class A (USA - Incorporated in Bermuda) (3)    755,000        7,267      .10
HIT Entertainment PLC (United Kingdom) (1)                                              840,000        6,918      .10
Matav-Cable Systems Media Ltd. (ADR) (Israel)                                           320,000        6,400      .09
Media General, Inc., Class A (USA)                                                      139,500        5,406      .08
@ Entertainment Inc. (USA) (3)                                                          635,000        5,397      .08
Investec--Consultoria Internacional, SA (Portugal)                                       99,000        4,220      .06
P4 Radio Hele Norge ASA (Norway)                                                        960,000        4,154      .06
Primedia Ltd., units (South Africa)                                                   1,650,000        4,114      .06
Modern Times Group MTG AB, Class B (ADR) (Sweden) (3)                                    69,200        3,927      .05
CHUM Ltd., Class B (Canada)                                                             158,200        3,925      .05
Alma Media Oyj (formerly Aamulehti Corp. Ltd.) (Finland) (3)                            126,400        3,605      .05
Southern Star Group Ltd. (Australia)                                                  3,870,000        3,556      .05
Prime Television Ltd. (Australia)                                                     2,217,570        2,761      .04
Grupo Radio Centro, SA de CV (ADR) (Mexico)                                             420,000        2,678      .04
International Broadcasting Corp. Ltd. (Thailand) (3)                                  5,800,000        2,536      .04
StoryFirst Communications Inc., convertible preferred, Class B (Russia)                   4,022        1,207      .02
 (2), (3), (4)
Pacific Media PLC (United Kingdom) (3)                                               61,749,124          577      .01

Merchandising - 5.67%
Claire's Stores, Inc. (USA)                                                           2,020,000       36,360      .51
Zale Corp. (USA) (3)                                                                    898,700       23,029      .32
Hanover Direct, Inc. (USA) (3)                                                        3,837,440       11,512
Hanover Direct, Inc. (2), (3)                                                         3,700,000       11,100      .32
Jo-Ann Stores, Inc., Class A (formerly Fabri-Centers of America, Inc.)                  525,000       11,681
(USA) (1), (3)
Jo-Ann Stores, Inc., Class B (1), (3)                                                   525,000        9,975      .30
PETsMART, Inc. (USA) (3)                                                              3,000,000       20,812      .29
Michaels Stores, Inc. (USA) (3)                                                         794,700       20,265      .28
EM.TV & Merchandising AG (Germany)                                                       54,000       17,946      .25
DFS Furniture Co. PLC (United Kingdom)                                                5,202,700       17,580      .25
GrandVision SA (France)                                                                 721,704       16,729      .24
Rent-Way, Inc. (USA) (1), (3)                                                           600,000       14,775      .21
Brylane Inc. (USA) (3)                                                                  919,600       14,714      .21
Mobel Walther AG, nonvoting preferred shares (Germany)                                  260,000       10,120
Mobel Walther AG                                                                         88,000        3,425      .19
Cost Plus, Inc. (USA) (1), (3)                                                          500,000       13,313      .19
Hornbach Holding AG, preferred shares (Germany)                                         142,650       11,788      .17
Gymboree Corp. (USA) (1), (3)                                                         1,435,600       10,767      .15
Haverty Furniture Companies, Inc. (USA)                                                 545,000       10,355      .15
Migros Turk TAS (Turkey)                                                             13,634,675        9,833      .14
AnnTaylor, Inc. (USA) (3)                                                               428,400        8,702      .12
Homac Corp. (Japan)                                                                     663,000        8,255      .12
Komori Corp. (Japan)                                                                    675,000        7,910      .11
Williams-Sonoma, Inc. (USA) (3)                                                         234,099        4,989
Williams-Sonoma, Inc. (2), (3)                                                          134,099        2,858      .11
Sixt AG (Germany)                                                                        33,712        5,642
Sixt AG, nonvoting preferred shares                                                      12,256        1,688      .10
CDnow, Inc. (USA) (3)                                                                   800,000        7,200      .10
Sunglass Hut International, Inc. (USA) (3)                                            1,200,000        6,900      .10
Marks Bros. Jewelers, Inc. (USA) (1), (3)                                               510,000        6,821      .10
Aaron Rents, Inc. (USA)                                                                 450,000        6,750      .10
Garden Ridge Corp. (USA) (3)                                                            795,000        6,112      .09
Piercing Pagoda, Inc. (USA) (1), (3)                                                    502,500        5,779      .08
Controladora Comercial Mexicana, SA de CV, units (Mexico)                            10,737,000        5,764      .08
Chapters Inc. (Canada) (3)                                                              324,200        4,144      .06
Liquidation World Inc. (Canada) (1), (3)                                                450,000        3,982      .06
Bilia AB, Class A (Sweden)                                                              554,600        3,890      .05
Dickson Concepts (International) Ltd. (Hong Kong--Incorporated in Bermuda)            4,575,699        3,573      .05
Homeplace Holdings Inc., 7.00% convertible preferred (USA) (3), (4)                      30,200        2,001      .03
T Eaton Co. Ltd. (Canada) (3)                                                           386,100        1,772      .02
Disco SA (ADR) (Argentina) (3)                                                          110,000        1,595      .02

Health & Personal Care - 4.75%
Andrx Corp. (USA) (2), (3)                                                              730,000       26,827      .38
Gilead Sciences, Inc. (USA) (3)                                                         850,000       18,381      .26
Orthodontic Centers of America, Inc. (USA) (3)                                        1,077,700       17,984      .25
Vertex Pharmaceuticals Inc. (USA) (3)                                                   730,000       16,790      .24
SEQUUS Pharmaceuticals, Inc. (USA) (1), (3)                                           1,709,584       16,561      .23
GelTex Pharmaceuticals, Inc. (USA) (3)                                                  685,000       14,471      .20
Pharmacyclics, Inc. (USA) (1), (2), (3)                                                 580,000        9,643
Pharmacyclics, Inc. (1), (3)                                                            215,000        3,574      .19
Mentor Corp. (USA)                                                                    1,100,000       12,512      .18
Protein Design Labs, Inc. (USA) (3)                                                     500,000       12,000      .17
Nobel Biocare AB (Sweden)                                                               940,000       11,388      .16
Thermedics Inc. (USA) (3)                                                             1,390,000       10,425      .15
Anesta Corp. (USA) (1), (3)                                                             550,000       10,244      .14
Chr. Hansen Holding A/S, Class B (Denmark)                                               80,000       10,080      .14
Zonagen, Inc. (USA) (1), (3)                                                            640,000        9,920      .14
Cytyc Corp. (USA) (1), (3)                                                              933,700        9,454      .13
Nature's Sunshine Products, Inc. (USA)                                                  554,500        8,872      .12
Scios Nova Inc. (USA) (3)                                                             1,485,000        8,446      .12
Ocular Sciences, Inc. (USA) (3)                                                         400,000        8,400      .12
Vical Inc. (USA) (3)                                                                    700,000        7,700      .11
COR Therapeutics, Inc. (USA) (3)                                                        947,300        7,342      .10
OrthoLogic Corp. (USA) (1), (3)                                                       1,620,000        6,379      .09
Scotia Holdings PLC (United Kingdom) (3)                                              3,551,900        6,333      .09
Digene Corp. (USA) (1), (3)                                                             800,000        5,800      .08
ImClone Systems Inc. (USA) (3)                                                          650,000        5,687      .08
Martek Biosciences Corp. (USA) (3)                                                      600,000        4,950      .07
Genelabs Technologies, Inc. (USA) (3)                                                 2,085,000        4,822      .07
Aviron (USA) (3)                                                                        305,000        4,708      .07
Neose Technologies, Inc. (USA) (3)                                                      400,000        4,450      .06
Alkermes, Inc. (USA) (3)                                                                300,000        4,369      .06
i-STAT Corp. (USA) (3)                                                                  463,200        3,416
i-STAT Corp. (2), (3)                                                                   125,000          922      .06
Gensia Sicor Inc. (USA) (3)                                                             964,000        3,916      .06
Computer Motion, Inc. (USA) (1), (3)                                                    434,900        3,833      .05
KeraVision, Inc. (USA) (1), (3)                                                         795,000        3,379      .05
NeoPath, Inc. (USA) (3)                                                                 621,400        3,068      .04
Grupo Casa Autrey, SA de CV (ADR) (Mexico)                                              500,000        2,875      .04
Cyberonics, Inc. (USA) (2), (3)                                                         479,000        2,874      .04
Technical Chemicals and Products, Inc. (USA) (1), (3)                                   600,000        2,475      .03
Creative BioMolecules, Inc. (USA) (3)                                                   700,000        2,100      .03
AVANT Immunotherapeutics, Inc. (formerly T Cell Sciences, Inc.) (USA) (2), (3)        1,000,000        1,375
AVANT Immunotherapeutics, Inc. (3)                                                      500,000          688      .03
CIMA LABS Inc. (USA) (1), (3)                                                           617,200        1,774      .03
Cardiovascular Diagnostics, Inc. (USA) (3)                                              332,200        1,661      .02
Virbac SA (France)                                                                       24,770        1,547      .02
Intercardia, Inc. (USA) (3)                                                             300,000        1,200      .02
Applied Imaging Corp. (USA) (3)                                                         435,000        1,115      .02
Vision-Sciences, Inc. (USA) (3)                                                         484,500          727      .01
Ethical Holdings PLC (ADR) (United Kingdom) (3)                                         569,900           89      .00

Leisure & Tourism - 4.22%
Imax Corp. (Canada) (1), (3)                                                          1,558,000       31,160      .44
Vail Resorts, Inc. (USA) (3)                                                          1,170,000       23,327      .33
Consolidated Products, Inc. (USA) (1), (3)                                            1,250,000       21,953      .31
Alliance Atlantis Communications Corp., nonvoting shares, Class B (formerly             738,000       12,941
Alliance Communications Corp.) (Canada) (1), (3)
Alliance Atlantis Communications Corp., Class A (1), (3)                                322,700        5,711      .31
Alliance Atlantis Communications Corp., special voting shares, Class C (1), (3)           8,975        3,148
Village Roadshow Ltd. (Australia)                                                     8,201,596       14,100
Village Roadshow Ltd., 5.50% preferred shares, Class A                                5,722,143        7,632      .31
Cheesecake Factory Inc. (USA) (1), (3)                                                1,295,500       20,080      .28
Florida Panthers Holdings, Inc., Class A (USA) (3)                                    1,175,000       12,705
Florida Panthers Holdings, Inc., Class A (2), (3)                                       500,000        5,406      .26
J D Wetherspoon PLC (United Kingdom)                                                  5,204,935       17,322      .24
Rio Hotel & Casino, Inc. (USA) (3)                                                    1,150,000       15,884      .22
CINAR Films Inc., Class B (Canada) (3)                                                  830,600       14,899      .21
Ruby Tuesday, Inc. (USA)                                                                841,800       12,732      .18
Four Seasons Hotels Inc. (Canada)                                                       599,307       12,257      .17
Hoyts Cinemas Ltd., units (Australia)                                                10,332,807       10,045      .14
Spelling Entertainment Group Inc. (USA) (3)                                           1,300,000        9,181      .13
Morton's Restaurant Group, Inc. (USA) (1), (3)                                          415,000        8,923      .13
SFX Entertainment, Inc., Class A (USA) (3)                                              260,000        8,093      .11
Gaumont SA (France)                                                                      94,835        6,295      .09
Kinowelt Medien AG (Germany) (3)                                                         30,000        3,943      .06
Filmes Lusomundo, SA, preferred shares (Portugal)                                       292,500        3,757      .05
Lions Gate Entertainment Corp. (Canada) (1), (3)                                      2,766,667        3,355      .05
Mandarin Oriental International Ltd. (Singapore)                                      6,540,217        3,074      .04
Capital Corp. PLC (United Kingdom)                                                    2,900,000        2,955      .04
Norsk Lotteridrift ASA (Norway) (1), (3)                                                965,000        2,480      .04
Penske Motorsports, Inc. (USA) (3)                                                      100,000        2,175      .03
Harry Ramsden's PLC (United Kingdom)                                                    495,115        1,471      .02
Beyond International Ltd. (Australia) (3)                                             1,665,742          968      .01
CinemaxX AG (Germany) (3)                                                                32,409          932      .01
Mainframe Entertainment, Inc. (Canada) (3)                                              506,500          830      .01

Electronic Components - 3.82%
PMC-Sierra, Inc. (USA) (1), (3)                                                       1,900,000       60,563      .85
Micrel, Inc. (USA) (1), (3)                                                           1,275,000       33,788      .48
Level One Communications, Inc. (USA) (3)                                              1,500,000       30,188      .43
Sanmina Corp. (USA) (3)                                                                 917,000       25,791      .36
NatSteel Electronics Ltd. (Singapore)                                                10,500,000       23,029      .32
Venture Manufacturing (Singapore) Ltd (Singapore)                                     3,038,000        9,364
Venture Manufacturing (Singapore) Ltd (2)                                             2,710,000        8,353      .25
Littelfuse, Inc. (USA) (3)                                                              800,000       15,900      .22
Cymer, Inc. (USA) (1), (3)                                                            1,500,000       13,688      .19
Stoneridge, Inc. (USA) (3)                                                              697,700       11,294      .16
Wus Printed Circuit Co., Ltd. (Taiwan) (3)                                            4,056,000        8,598      .12
Rogers Corp. (USA) (3)                                                                  370,000        8,279      .12
Kinpo Electronics, Inc. (Taiwan) (3)                                                  5,100,000        7,247      .10
Unicap Electronics Industrial Corp. (Taiwan) (3)                                      3,388,543        4,528      .06
Elcoteq Network Corp., Class A (Finland)                                                468,850        3,228      .05
SAIA-Burgess Electronics AG (Switzerland) (3)                                            17,360        3,018      .04
Pioneer-Standard Electronics, Inc. (USA)                                                275,400        1,738      .03
Accton Technology Corp. (GDR) (Taiwan) (3)                                              375,737        1,249      .02
QPL International Holdings Ltd. (Hong Kong - Incorporated in Bermuda)                 9,290,000          899      .01
Megachips Corp. (Japan) (3)                                                              30,000          780      .01

Energy Sources - 2.92%
Ranger Oil Ltd. (Canada) (1), (3)                                                     7,018,915       46,062      .65
Hardy Oil & Gas PLC (United Kingdom) (1)                                              9,058,014       25,070      .35
Oil Search Ltd. (Australia)                                                          13,740,000       17,105
Oil Search Ltd., 9.50% convertible preferred (3)                                         50,000        3,097      .32
Oil Search Ltd. (2)                                                                   2,300,000        2,863
Fletcher Challenge Energy (New Zealand)                                              13,756,562       20,489      .29
QCT Resources Ltd. (Australia)                                                       27,787,331       18,449      .26
Premier Oil PLC (United Kingdom)                                                     42,825,000       18,179      .26
Encal Energy Ltd. (Canada) (3)                                                        4,335,000       16,482      .23
Ramco Energy PLC (United Kingdom) (1)                                                 1,597,000       11,118      .16
Cabre Exploration Ltd. (Canada) (1), (3)                                              1,033,400        7,621      .11
Novus Petroleum Ltd. (Australia)                                                      4,895,605        5,079      .07
Paladin Resources NL+D513 (Australia) (1), (3)                                       11,270,998        3,636      .05
Arcon International Resources PLC (Ireland) (3)                                      11,798,000        3,205      .05
Forcenergy Inc (USA) (3)                                                                526,300        3,059      .04
Rubis & Cie (France)                                                                    107,000        2,521      .04
Aminex PLC (Ireland) (1), (2), (3)                                                    3,250,000        1,656      .02
Sibir Energy PLC (United Kingdom) (3)                                                12,193,274        1,449      .02
Anzoil NL (Australia) (3)                                                             2,730,000          267      .00

Banking - 2.78%
Keystone Financial, Inc. (USA)                                                          787,500       23,330      .33
Citizens Banking Corp. (USA)                                                            700,000       23,012      .32
UST Inc. (USA)                                                                          800,000       16,900      .24
Laurentian Bank of Canada (Canada)                                                      987,100       16,662      .23
FirstMerit Corp. (USA)                                                                  680,000       15,937      .22
Provident Bankshares Corp. (USA)                                                        595,350       15,107      .21
Fulton Financial Corp. (USA)                                                            684,425       13,688      .19
Commerce Bancorp, Inc. (USA)                                                            305,687       12,094      .17
AMCORE Financial, Inc. (USA)                                                            524,400       11,930      .17
Yapi ve Kredi Bankasi AS (Turkey)                                                   552,522,220        6,276
Yapi ve Kredi Bankasi AS, receipts (3)                                              436,492,553        4,958      .16
Imperial Bancorp (USA) (3)                                                              718,200       10,863      .15
Banco de Galicia y Buenos Aires SA, Class B (ADR) (Argentina)                           652,982       10,366      .15
Bank Handlowy w Warszawie SA (GDR) (Poland)                                             950,000        9,738      .14
BankUnited Financial Corp., Class A (USA) (3)                                           620,000        6,820      .10

Chemicals - 2.66%
Valspar Corp. (USA)                                                                   1,281,000       38,350      .54
Cambrex Corp. (USA) (1)                                                               1,400,000       32,988      .46
OM Group, Inc. (USA)                                                                  1,050,000       29,597      .42
Airgas, Inc. (USA) (3)                                                                2,269,500       27,518      .39
Ionics, Inc. (USA) (3)                                                                  750,000       19,875      .28
McWhorter Technologies, Inc. (USA) (1), (3)                                             706,000       14,252      .20
Georgia Gulf Corp. (USA)                                                                550,300        8,598      .12
Kalon Group PLC (United Kingdom)                                                      5,932,800        8,462      .12
Gurit-Heberlein AG (Switzerland)                                                          3,000        6,629      .09
Landec Corp. (USA) (1), (3)                                                             690,000        2,717      .04

Real Estate - 2.60%
Unibail (France)                                                                        459,000       64,296      .90
Castellum AB (Sweden) (1)                                                             2,515,000       24,857      .35
Newhall Land and Farming Co. (USA)                                                      850,000       19,869      .28
Cadiz Land Co., Inc. (USA) (1), (3)                                                   2,122,000       17,772      .25
CCA Prison Realty Trust (USA)                                                           915,700       16,483      .23
TBI PLC (United Kingdom)                                                              9,718,400       16,172      .23
Sponda Oyj (Finland) (3)                                                              1,330,000        8,895      .12
Diligentia AB (Sweden)                                                                  800,000        6,785      .10
Wiggins Group PLC (United Kingdom) (3)                                               30,868,000        5,864
Wiggins Group PLC, subscription rights (3)                                            2,057,866           17      .08
Asticus AB (Sweden) (3)                                                                 400,000        3,979      .06

Data Processing & Reproduction - 2.45%
HNC Software Inc. (USA) (1), (3)                                                      1,595,000       64,797      .91
Macromedia, Inc. (USA) (3)                                                            1,700,000       27,625      .39
Platinum Software Corp. (USA) (1), (3)                                                1,625,000       16,656      .23
Datacraft Asia Ltd. (Singapore)                                                       4,489,000       12,120      .17
PictureTel Corp. (USA) (3)                                                            1,500,000        9,656      .14
Scient Corp., convertible preferred, Series B (USA) (2), (3), (4)                     1,417,323        9,000      .13
Primax Electronics Ltd. (Taiwan)                                                      4,345,428        7,814      .11
Remedy Corp. (USA) (3)                                                                  860,000        7,740      .11
Edify Corp. (USA) (1), (3)                                                            1,055,000        7,121      .10
Gretag Imaging Group (Switzerland) (3)                                                   85,000        6,405      .09
Indus Group, Inc. (USA) (3)                                                             860,000        4,193      .06
Acer Computer International Ltd. (Singapore)                                          2,300,000          587      .01

Electronic Instruments - 2.36%
Plantronics, Inc. (USA) (3)                                                             575,000       27,708      .39
L-3 Communications Corp. (USA) (3)                                                      550,000       21,828      .31
LoJack Corp. (USA) (1), (3)                                                           1,347,000       14,480      .20
Disco Corp. (Japan)                                                                     709,000       13,761      .19
Trimble Navigation Ltd. (USA) (1), (3)                                                1,250,000       12,578      .18
Etec Systems, Inc. (USA) (3)                                                            460,000       11,989      .17
ThermoQuest Corp. (USA) (3)                                                           1,010,000        9,848      .14
Milltronics Ltd.-Milltronics Ltee (Canada) (1), (3)                                     900,000        8,791      .12
ANTEC Corp. (USA) (3)                                                                   570,000        8,764      .12
ITI Technologies, Inc. (USA) (3)                                                        342,600        8,222      .12
Mercury Computer Systems, Inc. (USA) (3)                                                490,000        7,656      .11
Horiba, Ltd. (Japan)                                                                    803,000        7,470      .11
Harmonic Lightwaves, Inc. (USA) (3)                                                     300,000        3,675      .05
Lumonics Inc. (Canada) (3)                                                              710,000        3,630      .05
ASM Pacific Technology Ltd. (Hong Kong)                                              13,969,000        3,533      .05
Micronic Laser Systems AB (Sweden) (2), (3), (4)                                        400,000        1,938      .03
Vivid Technologies, Inc. (USA) (3)                                                      200,000        1,419      .02
Voice Control Systems, Inc. (USA) (3)                                                   175,000          295      .00

Food & Household Products - 1.96%
Metro-Richelieu Inc., Class A (Canada)                                                2,307,900       27,534      .39
Fyffes PLC, 8.25% convertible preferred (Ireland)                                     4,650,000       10,075
Fyffes PLC                                                                            4,600,000        7,904      .26
Geest PLC (United Kingdom)                                                            2,250,000       16,333      .23
Nutreco Holding NV (Netherlands)                                                        427,658       15,821      .22
Royal Canin SA (France) (3)                                                             272,000       13,687      .19
Grupo Industrial Maseca, SA de CV, Class B (ADR)  (Mexico)                            1,272,500       13,043      .19
LDC SA (France)                                                                          47,000        9,226      .13
Celestial Seasonings, Inc. (USA) (1), (3)                                               520,000        7,865      .11
Devro PLC (United Kingdom)                                                            1,500,000        6,240      .09
Ben & Jerry's Homemade, Inc., Class A (USA) (3)                                         300,000        4,462      .06
Karlshamns AB (Sweden)                                                                  616,000        4,360      .06
Tingyi (Cayman Islands) Holding Corp., 1.625% convertible debentures 2002            $6,000,000        2,340      .03
(China-Incorporated in the Cayman Islands)

Insurance - 1.82%
Independent Insurance Group PLC (United Kingdom)                                      8,150,000       37,503      .53
Mutual Risk Management Ltd. (USA-Incorporated in Bermuda)                               800,000       28,300      .40
HCC Insurance Holdings, Inc. (USA)                                                    1,290,000       24,994      .35
Harleysville Group Inc. (USA)                                                           552,900       11,403      .16
LandAmerica Financial Group, Inc. (USA)                                                 200,000       10,250      .14
Selective Insurance Group, Inc. (USA)                                                   390,000        7,459      .10
Unipol Priv (Italy)                                                                   2,220,000        5,510      .08
Lindsey Morden Group Inc. (Canada)                                                      230,000        3,015      .04
HIH Winterthur International Holdings Ltd. (Australia)                                  882,048        1,072      .02

Machinery & Engineering - 1.62%
KCI Konecranes International Corp. (Finland) (1)                                        911,700       35,887      .51
Svedala Industri AB (Sweden)                                                          1,418,000       21,700      .30
Thermo Fibertek Inc. (USA) (3)                                                        1,452,000       11,072
Thermo Fibertek Inc., 4.50% convertible debentures 2004 (2)                          $4,000,000        3,520      .20
SIG Swiss Industrial Co. Holding Ltd. (Switzerland)                                      22,280       12,267      .17
Crompton & Knowles Corp. (USA)                                                          671,200        9,774      .14
Hussmann International, Inc. (USA)                                                      600,000        8,513      .12
Miura Co., Ltd. (Japan)                                                                 500,000        6,043      .09
Powerscreen International PLC (United Kingdom)                                        3,550,000        5,425      .08
UMW Holdings Bhd. (Malaysia) (4)                                                      2,505,500          877      .01

Transportation: Shipping - 1.56%
ICB Shipping AB, Class B (Sweden)                                                     1,969,000       16,322      .23
MIF Ltd. (Greece) (1), (3)                                                              682,902       13,853      .20
Stolt-Nielsen SA, Class B (ADR) (Multinational)                                       1,040,000       12,220      .17
Nordic American Tanker Shipping Ltd. (Bermuda) (1)                                      733,500        9,352      .13
Ugland International Holdings PLC (United Kingdom) (1)                                7,342,000        9,038      .13
Great Eastern Shipping Co. Ltd. (India) (1)                                          14,402,500        7,766
Great Eastern Shipping Co. Ltd. (GDR) (1)                                               325,500          773      .12
Odfjell ASA, Class B (Norway)                                                           445,000        4,694
Odfjell ASA, Class A                                                                    214,320        2,203      .10
N & T Argonaut AB, Class B (Sweden) (3)                                               7,703,790        5,993      .08
Bona Shipholding Ltd. (Norway) (3)                                                      913,332        4,817      .07
Benor Tankers Ltd. (Norway) (1)                                                       1,240,000        4,192      .06
Frontline Ltd. (formerly London & Overseas Freighters Ltd.) (Bermuda) (3)             4,833,000        4,103      .06
Shipping Corp. of India Ltd. (India)                                                  5,391,600        3,632      .05
Knightsbridge Tankers Ltd. (Bermuda)                                                    150,000        3,225      .04
Orient Overseas (International) Ltd. (Hong Kong -  Incorporated in Bermuda)           8,800,000        3,067      .04
Wah Kwong Shipping Holdings Ltd. (Hong Kong)                                          5,713,000        2,138      .03
Mosvold Shipping Ltd. (Norway) (3)                                                    2,580,000        1,291      .02
IMC Holdings Ltd. (Hong Kong)                                                        11,000,000        1,278      .02
Waterfront Shipping ASA (Norway) (3)                                                  3,411,000          461      .01
WABO ASA (Norway) (3)                                                                 3,411,000          115      .00

Industrial Components - 1.56%
Superior TeleCom Inc. (USA)                                                             750,000       36,281      .51
Senior Engineering Group PLC (United Kingdom)                                        10,100,000       20,580      .29
Tower Automotive, Inc. (USA) (3)                                                        805,400       15,907      .23
Material Sciences Corp. (USA) (1), (3)                                                1,000,000        8,750      .12
Hayes Lemmerz International, Inc. (USA) (3)                                             300,000        8,212      .12
Koito Manufacturing Co., Ltd. (Japan)                                                 1,670,000        6,727      .10
BREED Technologies, Inc. (USA)                                                          500,000        3,063
BTI Capital Trust, 6.50% convertible preferred (USA) (2)                                125,000        2,438      .07
Applied Industrial Technologies, Inc. (USA)                                             300,000        4,894      .07
Roper Industries, Inc. (USA)                                                            150,000        2,606      .04
Innovative International (Holdings) Ltd. (Hong Kong)                                  7,075,104        1,004
Innovative International (Holdings) Ltd., warrants, expire 8/31/1999 (3)                      1            0      .01

Financial Services - 1.52%
OM Gruppen AB (Sweden) (1)                                                            4,329,300       74,535     1.05
CB Richard Ellis Services Inc. (formerly CB Commercial Real Estate Services           1,042,800       20,921      .30
Group, Inc.) (USA) (1), (3)
American Capital Strategies, Ltd. (USA)                                                 325,000        5,261      .07
Medallion Financial Corp. (USA)                                                         275,000        4,331      .06
Insignia Financial Group, Inc., Class A (USA) (3)                                       300,000        2,963      .04

Recreation & Other Consumer Products  - 1.49%
VTech Holdings Ltd. (Hong Kong)                                                       5,925,000       23,628      .33
Infogrames Entertainment (France) (3)                                                   343,000       18,423
Infogrames Entertainment, 2.00% convertible debentures 2002                              $9,272        2,479      .30
Infogrames Entertainment, warrants, expire 2001  (3)                                     25,500          182
Midway Games Inc. (USA) (3)                                                           1,593,400       18,623      .26
ACTIVISION, Inc. (USA) (1), (3)                                                         645,000        7,256
ACTIVISION, Inc. (1), (2), (3)                                                          570,000        6,413      .19
Galoob Toys, Inc. (USA) (3)                                                             900,000       10,237      .14
Movado Group, Inc. (USA)                                                                440,000        9,240      .13
Acclaim Entertainment, Inc. (USA) (3)                                                   750,000        4,781      .07
Safety 1st, Inc. (USA) (1), (3)                                                         460,000        2,473      .04
Crystal Dynamics, Inc., convertible preferred, Series D (USA) (2), (3), (4)             533,334        2,000      .03

Telecommunications - 1.29%
SkyTel Communications Inc. (formerly Mobile Telecommunications Technologies           3,725,000       67,516      .95
Corp.) (USA) (1), (3)
Cellular Communications International, Inc., 6.00% convertible debentures            $7,500,000       11,475      .16
 2005 (USA) (2)
Global TeleSystems Group, Inc. (USA) (3)                                                175,000        5,906      .08
CESKE RADIOKOMUNIKACE AS (GDR) (Czech Republic) (3)                                     113,300        2,934      .04
Nera ASA (Norway)                                                                     2,020,900        2,514      .04
TelDaFax AG (Germany) (3)                                                                30,000        1,204      .02

Beverages & Tobacco - 1.28%
Beringer Wine Estates Holdings, Inc., Class B (USA) (3)                                 708,000       27,125      .38
Brau und Brunnen AG (Germany) (3)                                                       146,000       15,737      .22
Corporate Investments Ltd. (New Zealand) (1)                                         27,900,000       12,132      .17
Oy Hartwall AB, Class A (Finland)                                                     1,105,950       11,966      .17
Robert Mondavi Corp., Class A (USA) (3)                                                 500,000       11,156      .16
Quilmes Industrial SA, preferred shares (ADR) (Argentina)                               700,000        5,731      .08
AL-Ahram Beverages Co. (GDR) (Egypt)                                                    120,000        3,780      .05
Guinness Anchor Bhd. (Malaysia) (4)                                                   4,271,000        2,171      .03
San Miguel Brewery Hong Kong Ltd. (Hong Kong)                                        10,410,000        1,008      .02

Miscellaneous Materials & Commodities - 0.96%
Intertape Polymer Group Inc. (Canada) (1)                                             1,500,000       27,187      .38
Buckeye Technologies Inc. (USA) (3)                                                     900,000       16,256      .23
Hog Hoganas AB, Class B (Sweden)                                                        497,500        7,550      .11
Arisawa Manufacturing Co. (Japan)                                                       680,000        6,475      .09
Carbide/Graphite Group, Inc. (USA) (1), (3)                                             511,800        5,694      .08
Ashton Mining Ltd. (Australia - Incorporated in Bermuda)                              7,600,000        3,244      .05
PT PP London Sumatra Indonesia (Indonesia)                                            6,486,400          673      .01
New Indigo Resources Inc. (Canada) (3)                                                  600,000          590      .01
Sinocan Holdings Ltd. (Hong Kong - Incorporated in Bermuda)                          36,608,000          369      .00
Vilmorin & Cie SA (France)                                                                3,186          321      .00

Textiles & Apparel - 0.70%
Wolford Group (Austria) (1)                                                             324,000       19,383      .27
Esprit Asia Holdings Ltd. (Hong Kong)                                                39,314,000       11,923      .17
Hartmarx Corp. (USA) (1), (3)                                                         1,787,900       11,733      .17
Culp, Inc. (USA)                                                                        635,000        5,040      .07
PT Indo-Rama Synthetics (Indonesia)                                                   8,952,700          845      .01
Saha-Union Corp. Ltd. (Thailand)                                                      1,991,000          618      .01

Construction & Housing - 0.64%
Societe Generale d'Entreprises (France)                                                 815,000       30,468      .43
Palm Harbor Homes, Inc. (USA) (3)                                                       604,101       15,027      .21

Wholesale & International Trade - 0.64%
Brightpoint, Inc. (USA) (1), (3)                                                      2,732,500       21,006      .30
United Natural Foods, Inc. (USA) (3)                                                    425,000       10,837      .15
Daewoo Corp., 0.50% convertible debentures 2007 (South Korea)                       $5,000,000         3,650
Daewoo Corp.                                                                          1,400,000        2,450      .09
Lazare Kaplan International Inc. (USA) (1), (3)                                         550,000        4,263      .06
Kamei Corp. (Japan)                                                                     637,000        3,140      .04

Electrical & Electronics - 0.63%
Elsag Bailey Process Automation NV (Netherlands) (3)                                    613,300       12,918      .18
Johnson Electric Holdings Ltd. (Hong Kong - Incorporated in Bermuda)                  5,088,000        9,653      .14
Tandberg Television AS (Norway) (3)                                                   1,061,500        7,321      .10
ERG Ltd. (Australia)                                                                  8,014,840        5,939      .09
Gilat Satellite Networks Ltd. (Israel) (3)                                              100,000        4,500      .06
Astec (BSR) PLC (United Kingdom)                                                      1,900,000        1,548      .02
Muhlbauer Holding AG & Co. KGaA (Germany) (3)                                            15,000        1,214      .02
Advanced Systems Automation Ltd. (Singapore)                                          2,250,000          894      .01
Powerwave Technologies, Inc. (USA) (3)                                                   70,000          595      .01

Building Materials & Components - 0.56%
Puerto Rican Cement Co., Inc. (USA) (1)                                                 371,000       16,417      .23
Futuris Corp. Ltd. (Australia)                                                       10,553,316        8,821      .13
Radex-Heraklith Industriebeteiligungs AG (Austria)                                      225,000        7,352      .10
Apasco, SA de CV (Mexico)                                                             1,322,620        3,822      .05
Cia. Cimento Portland Itau, preferred shares (Brazil)                                23,200,000        3,228      .05

Utilities: Electric & Gas - 0.52%
Australian Gas Light Co. (Australia)                                                  3,895,920       26,836      .38
Centrais Eletricas de Santa Catarina SA - CELESC (Brazil)                            13,500,000        6,150      .09
Cia. de Eletricidade do Estado da Bahia - COELBA (Brazil)                            92,000,000        2,794      .04
Espirito Santo Centrais Eletricas SA - ESCELSA, ordinary nominative (Brazil)             17,460          884      .01

Metals: Nonferrous - 0.47%
Kaiser Aluminum Corp. (USA) (3)                                                       1,850,000       11,331      .16
Century Aluminium Co. (USA)                                                             735,000        7,901      .11
Gencor Ltd. (South Africa)                                                            4,000,000        7,192      .10
Capral Aluminium Ltd. (Australia)                                                     3,091,177        3,736      .05
QNI Ltd. (Australia)                                                                  5,840,000        3,220      .05

Appliances & Household Durables - 0.41%
Pittway Corp., Class A (USA)                                                            916,000       21,870      .31
Otsuka Kagu Ltd. (Japan) (3)                                                            143,300        7,137      .10

Energy Equipment - 0.35%
Shaw Industries Ltd., Class A (Canada)                                                1,493,700       11,309      .16
Petroleum Geo-Services ASA (ADR) (Norway) (3)                                           523,800        8,315      .12
Smedvig ASA, Class A (Norway)                                                           538,800        4,955      .07

Multi-Industry - 0.33%
Corporacion Financiera Alba, SA (Spain)                                                 178,449       21,530      .30
Aboitiz Equity Ventures (Philippines) (3)                                            86,063,940        2,018      .03

Equity Common Trusts - 0.30%
Atle AB, Class A (Sweden)                                                             1,590,000       20,987      .30

Aerospace & Military Technology - 0.29%
Alvis PLC (United Kingdom) (1)                                                        4,831,250       17,883      .25
Orbital Sciences Corp., 5.00% convertible debentures 2002 (USA) (2)                  $2,500,000        2,969      .04

Transportation: Rail & Road - 0.20%
Werner Enterprises, Inc. (USA)                                                          500,000        7,875      .11
Tranz Rail Holdings Ltd. (ADR) (New Zealand)                                          1,051,200        4,205      .06
M.S. Carriers, Inc. (USA) (3)                                                           105,700        2,101      .03

Forest Products & Paper - 0.18%
Caraustar Industries, Inc. (USA)                                                        465,400       10,588      .15
PT Indah Kiat Pulp & Paper Corp. Tbk (Indonesia)                                      8,707,000        1,253      .02
Deltic Timber Corp. (USA)                                                                42,100          758      .01

Gold Mines - 0.08%
Ashanti Goldfields Co. Ltd. (Ghana)                                                     400,000        3,470      .05
Avocet Mining PLC (United Kingdom) (1), (2), (3)                                      2,750,000          864
Avocet Mining PLC (1), (3)                                                            1,100,000          345      .02
Philippine Gold PLC (United Kingdom) (1), (3)                                         4,953,700        1,009      .01
Banro Resource Corp. (Canada) (3)                                                       370,000          158
Banro Resource Corp., warrants, expire 1999 (3), (4)                                    295,000          101      .00

Metals: Steel - 0.05%
Tubos de Acero de Mexico, SA (ADR) (Mexico)                                             335,547        2,433      .03
Ispat Industries Ltd., 3.00% convertible debentures 2001 (India)                     $4,000,000        1,480      .02

Automobiles - 0.05%
Mahindra & Mahindra Ltd. (India)                                                        550,000        2,367
Mahindra & Mahindra Ltd. (GDR)                                                          250,000        1,025      .05

Transportation: Airlines - 0.00%
Philippine Airlines Inc. (Philippines) (3), (4)                                      64,494,643            0      .00
PR Holdings, Inc., subscription rights (Philippines) (2), (3), (4)                    1,730,000            0      .00

Miscellaneous - 4.81%
Other equity securities in initial period of acquisition                                             342,052     4.81

TOTAL EQUITY SECURITIES (cost: $6,724,827,000)                                                        -----    -----
                                                                                                   6,166,636    86.83
                                                                                                      -----    -----

                                                                                     Principal      Market   Percent
                                                                                        Amount        Value   of Net
SHORT-TERM SECURITIES                                                                    (000)        (000)   Assets

Corporate Short-Term Notes - 9.50%
Dresdner U.S. Finance Inc. 5.50% due 10/5-10/7/98                                                    $79,923     1.13
Canada Bills 5.32%-5.47% due 10/19-12/2/98                                               79,500       78,884     1.11
Commonwealth Bank of Australia 5.42%-5.515% due 10/6-12/14/98                            73,000       72,842     1.03
Reed Elsevier Inc. 5.31%-5.49% due 10/9-12/15/98 (2)                                     70,000       69,561      .98
Daimler-Benz North America Corp. 5.33%-5.51% due 10/15-12/21/98                          65,800       65,405      .92
Svenska Handelsbanken Group 5.33%-5.50% due 11/4-12/14/98                                61,700       61,251      .86
Rio Tinto America Inc. 5.40%-5.52% due 10/23-12/7/98 (2)                                 60,350       59,984      .85
National Australia Funding (Delaware) Inc. 5.48%-5.50% due 10/22-10/26/98                55,500       55,298      .78
International Lease Finance Corp. 5.39%-5.50% due 10/6-11/20/98                          46,632       46,392      .65
Ford Motor Credit Co. 5.50%-5.52% due 10/5-10/19/98                                      31,600       31,558      .44
Panasonic Finance Inc. 5.47% due 11/9/98 (2)                                             27,430       27,263      .38
BP America Inc. 5.32%-5.49% due 10/8-12/14/98                                            26,375       26,274      .37

Federal Agency Discount Notes - 3.80%
Freddie Mac 4.95%-5.45% due 10/1/98-2/24/99                                             161,581      159,568     2.25
Fannie Mae 5.40%-5.43% due 10/5-10/30/98                                                 61,400       61,255      .86
Federal Home Loan Banks 5.08% due 2/12/99                                                50,000       49,062      .69


Non-U.S. Currency - 0.05%
New Taiwanese Dollar                                                                NT$118,204         3,456      .05

                                                                                                      -----    -----
TOTAL SHORT-TERM SECURITIES (cost: $948,686,000)                                                     947,976    13.35
                                                                                                      -----    -----
TOTAL INVESTMENT SECURITIES (cost: $7,673,513,000)                                                 7,114,612   100.18

Excess of payables over cash and receivables                                                          13,052      .18
                                                                                                      -----    -----

NET ASSETS                                                                                        $7,101,560   100.00
                                                                                                      =====    =====





1  Represents an affiliated company as defined under the
 Investment Company Act of 1940.
2  Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
3  Non-income-producing securities.
4  Valued under procedures established by the Board of Directors.


ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.


See Notes to Financial Statements

EQUITY-TYPE SECURITIES APPEARING IN THE
PORTFOLIO SINCE  MARCH 31, 1998

Aaron Rents
Acer Computer International
Advanced Systems Automation
Alarmguard Holdings
American Capital Strategies
Asticus
Banro Resource
Bellsystem24
Brau und Brunnen
Bright Horizons Family Solutions
Buckeye Technologies
Cambridge Technology Partners (Massachusetts)
Casella Waste Systems
CCA Prison Realty Trust
CDnow
Centrais Eletricas de Santa Catarina - CELESC
CESKE RADIOKOMUNIKACE
CHUM
CinemaxX
Computer Motion
EM.TV & Merchandising
Espirito Santo Centrais Eletricas - ESCELSA
Fujitsu Support and Service
Indah Kiat Pulp & Paper
Gretag Imaging Group
Insignia/ESG Holdings
Intentia International
International Broadcasting
Ionics
Kinowelt Medien
Kinpo Electronics
Komori
Kroll-O'Gara
L-3 Communications
LandAmerica Financial Group
Laurentian Bank of Canada
L.D.C.
Learning Tree International
Lindsey Morden Group
Megachips
Muhlbauer Holding
Nature's Sunshine Products
Ocular Sciences
Otsuka Kagu
P4 Radio Hele Norge
Paladin Resources
ProBusiness Services
Regis
Remedy
Roper Industries
Royal Canin
Ruby Tuesday
SAIA-Burgess Electronics
Scient
SFX Entertainment
Shipping Corp. of India
Sibir Energy
Sponda
SportsLine USA
Taylor Nelson Sofres
T. Eaton
TelDaFax
Trigon Healthcare
Unicap Electronics Industrial
United Natural Foods
USWeb
Venture Manufacturing (Singapore)
Vilmorin
VTech Holdings
WABO
Warrantech

EQUITY-TYPE SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE MARCH 31, 1998

Abacan Resource
Ackerley Group
Acuson
Advanced Health
Aldeasa
Alliance Semiconductor
Allied Waste Industries
Alpha-Beta Technology
Alternative Resources
America West Holdings
American Radio Systems
ANADIGICS
Banta
Bell & Howell
BET Holdings
Black Sea Energy
Blue Range Resource
Borg-Warner Security
Camco International
Capex
Carolina First
Cash Converters International
Celeritek
Cerner
Championship Auto Racing Teams
Chauvco Resources
China-Hongkong Photo Products Holdings
CIDCO
COLT Telecom Group
Cultus Petroleum
Dah Sing Financial Holdings
DEKALB Genetics
Dialog
D'Ieteren
Digital Microwave
Dorling Kindersley Holdings
Dr Solomon's Group
Eagle USA Airfreight
Eidos
Energen
Epicore Networks
ERAMET
Federal-Mogul
First Midwest Bancorp
First Pacific Networks
Flughafen Wien
Fresh Del Monte Produce
Gargoyles
Gedeon Richter
Gemstar International Group
Globalstar Telecommunications
Golden Harvest Entertainment Holdings
Guinness Peat Group
HealthPlan Services
Hibbett Sporting Goods
ImmuLogic Pharmaceutical
Immune Response
Industriforvaltnings AB Kinnevik
InSite Vision
IntelliQuest Information Group
International Bank of Asia
International Precious Metals
Kolbenschmidt
Komag
Kos Pharmaceuticals
Larscom
Liberty
Life Medical Sciences
Lite-On Technology
Louis Dreyfus Natural Gas
Mastering
Mentor Graphics
MicroAge
Millennium Pharmaceuticals
Modern Photo Film
MoneyGram Payment Systems
More Group
Mulia Industrindo
Munters
Mycogen
Nasionale Pers Beperk
National Surgery Centers
Navan Resources
Neurocrine Biosciences
Newalta
NPS Pharmaceuticals
NuCo2
Paramount Resources
Pentex Energy
Pepsi-Gemex
Perkin-Elmer
Pete's Brewing
Physio-Control International
Pilipino Telephone
Pinkerton's
Precision Response
Prokom Software
Providence Resources
Rambus
Read-Rite
S3
Sadia Concordia
Schibsted
SIBIA Neurosciences
Silicon Gaming
Simon Transportation Services
SITEL
Smithfield Foods
SoftQuad International
St. John Knits
Standard Products
Sterling Financial
Swift Transportation
Talbots
Tandy Brands Accessories
TCI Music
TeleTech Holdings
Thermo Power
Thomas Group
Ticketmaster Group
Tidnings AB Marieberg
Tokyo Seimitsu
Triple P
ValueVision International
Washington Federal Savings and Loan
WMS Industries
Young Broadcasting
Yue Yuen Industrial Holdings

SMALLCAP World Fund
FINANCIAL STATEMENTS
----------------------------------------               -----------------------
Statement of Assets and Liabilities
at September 30, 1998                                  (dollars inthousands)
----------------------------------------               -----------------------
Assets:
Investment securities at market:
Unaffiliated issuers (cost: $ 6,116,139)               $5,651,249
Affiliated issuers (cost: $ 1,557,374)                  1,463,363
                                                                  $7,114,612
Cash                                                                   5,377
Receivables for -
 Sales of investments                                      27,804
 Sales of fund's shares                                     5,394
 Dividends and interest                                     9,986     43,184
                                                       -----------------------
                                                                   7,163,173
Liabilities:
Payables for -
 Purchases of investments                                  42,790
 Repurchases of fund's shares                              12,884
 Forward currency contract                                    100
 Management services                                        3,987
 Other expenses                                             1,852     61,613
                                                       -----------------------
Net Assets at September 30, 1998 -
 Equivalent to $22.14 per share on
 320,741,224 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 400,000,000 shares)                              $7,101,560
                                                                  ============


Statement of Operations
for the year ended September 30, 1998                  (dollars inthousands)
----------------------------------------               -----------------------
Investment Income:
Income:
 Dividends (includes $ 13,438 from affiliates)          $  70,684
 Interest                                                  45,865 $  116,549
                                                       ------------
Expenses:
 Management services fee                                   59,135
 Distribution expenses                                     20,206
 Transfer agent fee                                         8,036
 Reports to shareholders                                      509
 Registration statement and
  prospectus                                                  840
 Postage, stationery and supplies                           1,701
 Directors' fees                                              144
 Auditing and legal fees                                       81
 Custodian fee                                              1,608
 Taxes other than federal income tax                          222
 Other expenses                                               258     92,740
                                                       -----------------------
 Net investment income                                                23,809
                                                                  ------------
Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain (including $ 3,422 net gain from affiliates)       493,492
Change from unrealized appreciation to
 unrealized depreciation on investments:
 Beginning of year                                      1,865,216
 End of year                                             (558,923)
  Net unrealized depreciation on investments           -----------(2,424,139)
                                                                  ------------

 Net realized gain and unrealized depreciation
  on investments                                                  (1,930,647)
                                                                  ------------
Net Decrease in Net Assets Resulting
 from Operations                                                  $ (1,906,838)
                                                                  ============

Statement of Changes in Net
 Assets                                                (dollars inthousands)
----------------------------------------               ------------------------
                                                       Year ended September 30

                                                              1998       1997
                                                       -----------------------
Operations:
Net investment income                                  $     23,80$     30,264
Net realized gain on investments                          493,492    756,663
Net unrealized (depreciation) appreciation
 on investments                                        (2,424,139) 1,029,222
                                                       -----------------------
 Net (decrease) increase in net assets
  resulting from operations                            (1,906,838) 1,816,149
                                                       -----------------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net
 investment income                                        (15,213)   (32,129)
Distributions from net realized
 gain on investments                                     (760,633)  (591,521)
                                                       -----------------------
 Total dividends and
  distributions                                          (775,846)  (623,650)
                                                       -----------------------
Capital Share Transactions:
Proceeds from shares sold:
 54,562,618 and 76,906,660
 shares, respectively                                   1,498,043  2,051,195
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and
 distributions of net realized
 gain on investments:
 29,239,348 and 23,876,950
 shares, respectively                                     743,523    597,206
Cost of shares repurchased:
 64,322,473 and 44,913,003
 shares, respectively                                  (1,713,474)(1,191,845)
                                                       -----------------------
 Net increase in net assets
  resulting from capital share
  transactions                                            528,092  1,456,556
                                                       -----------------------
Total (Decrease) Increase  in Net Assets               (2,154,592) 2,649,055

Net Assets:
Beginning of year                                       9,256,152  6,607,097
                                                       -----------------------
End of year (including undistributed
net investment income: $21,487 and
$14,749, respectively)                                 $7,101,560 $9,256,152
                                                       =======================



See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

     SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. FEDERAL INCOME TAXATION - It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.


     As of September 30, 1998, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $558,901,000, of which $1,107,145,000 related to appreciated securities and $1,666,046,000 related to depreciated securities. During the year ended September 30, 1998, the fund realized, on a tax basis, a net capital gain of $494,278,000 on securities transactions. Net losses related to non-U.S. currency transactions of $844,000 were treated as an adjustment to ordinary income for federal income tax purposes. In addition, the fund has deferred, for tax purposes, to fiscal year ending September 30, 1999, the recognition of losses related to non-U.S. currency transactions totaling $1,114,000 which were realized during the period November 1, 1997 through September 30, 1998. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $7,673,513,000 at September 30, 1998.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $59,135,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.80% of the first $1 billion of average net assets; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.67% of such assets in excess of $2 billion but not exceeding $3 billion; 0.65% of such assets in excess of $3 billion but not exceeding $5 billion; 0.635% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.625% of such assets in excess of $8.0 billion. The Board of Directors has approved an amended Investment Advisory and Service Agreement, effective December 1, 1998, which provides for reduced fees at the following annual rates: 0.625% of average net assets in excess of $8.0 billion but not exceeding $13.0 billion; and 0.615% of such assets in excess of $13.0 billion.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1998, distribution expenses under the Plan were $20,206,000. As of September 30, 1998, accrued and unpaid distribution expenses were $1,340,000.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,036,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $4,795,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1998, aggregate amounts deferred and earnings thereon were $164,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $3,530,362,000 and $3,738,425,000, respectively, during the year ended September 30, 1998.

     As of September 30, 1998, accumulated undistributed net realized gain on investments was $456,466,000 and additional paid-in capital was $7,179,323,000. The fund reclassified $1,858,000 of currency losses from undistributed net realized gains to undistributed net investment income for the year ended September 30, 1998.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,608,000 includes $115,000 that was paid by these credits rather than in cash.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1998, such non-U.S. taxes were $5,820,000. Net realized currency losses on dividends, interest, and withholding taxes reclaimable, on a book basis, were $592,000 for the year ended September 30, 1998.

  At September 30, 1998, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

Non-U.S. Currency Sale Contracts      Contract       Amount U.S. Valuation  at 9/30/98
                                         ------      ------         ------
                                                                            Unrealized
                                       Non-U.S.        U.S.         Amount Depreciation
                                         ------      ------         ------      ------
Brazilian Real
expiring 10/6/98                    R$ 3,701,000$ 3,000,000    $ 3,100,000  $  100,000

5. TRANSACTIONS WITH AFFILIATES - Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended September 30, 1998 is as follows:

                                                                                    Market
                                 Beginning                        Ending Dividend    Value
Company                             Shares Purchases     Sales    Shares  Income at 9/30/98
                                                                           (000)     (000)

AAPC                            38,680,311          038,680,311         0       0         0
Abacan Resource                  5,709,400          0 5,709,400         0       0         0
ABR Information Services         1,550,000    315,000         0 1,865,000       0   $25,527
ACTIVISION                         900,000    315,000         0 1,215,000       0    13,669
Advanced Health                    295,100    334,900   630,000         0       0         0
Alarmguard Holdings                360,000          0         0   360,000       0     2,610
Alliance Atlantis Communications 1,060,700      8,975         0 1,069,675       0    21,800
Alliance Semiconductor           2,510,000     75,000 2,585,000         0       0         0
Alvis                            2,850,000  1,981,250         0 4,831,250    $380    17,883
American Healthcorp                522,000          0         0   522,000       0     4,209
Aminex                           3,250,000          0         0 3,250,000       0     1,656
AmSurg (1)                               0    559,972         0   559,972       0         0
Anesta                             550,000          0         0   550,000       0    10,244
AnnTaylor (1)                      955,900    580,000 1,107,500   428,400       0         0
Antena 3 de Television               1,500          0         0     1,500       0    39,207
Anzoil (1)                      40,600,000          037,870,000 2,730,000       0         0
APCOA Parking                      120,800          0         0   120,800     197     9,404
Ascent Entertainment Group       1,930,000          0         0 1,930,000       0    15,440
AVANT Immunotherapeutics (1)     1,300,000    200,000         0 1,500,000       0         0
Avocet Mining                    2,100,000  1,750,000         0 3,850,000       0     1,209
Benor Tankers                    1,240,000          0         0 1,240,000     124     4,192
Borg-Warner Security             1,000,000    200,000 1,200,000         0       0         0
Brightpoint                      1,566,250  1,366,250   200,000 2,732,500       0    21,006
Cabre Exploration                  993,400     40,000         0 1,033,400       0     7,621
Cadiz Land                       1,915,000    207,000         0 2,122,000       0    17,772
Cambrex                            550,000    850,000         0 1,400,000     147    32,988
Capral Aluminium (1)            12,237,825    124,669 9,271,317 3,091,177     632         0
Carbide/Graphite Group             511,800          0         0   511,800       0     5,694
Cardiovascular Diagnostics (1)     412,500          0    80,300   332,200       0         0
Cash Converters International    9,417,563          0 9,417,563         0     182         0
Castellum                        2,375,000    140,000         0 2,515,000     706    24,857
CB Richard Ellis Services          500,000    542,800         0 1,042,800       0    20,921
Celestial Seasonings               260,000    260,000         0   520,000       0     7,865
Chauvco Resources                2,061,300  3,061,300 5,122,600         0       0         0
Cheesecake Factory                 450,000    845,500         0 1,295,500       0    20,080
Chrysalis Group                  1,824,000          0         0 1,824,000      88    17,499
CIDCO                              913,000          0   913,000         0       0         0
CIMA LABS                          565,500     51,700         0   617,200       0     1,774
Computer Motion                    346,000     88,900         0   434,900       0     3,833
Consolidated Products            1,000,000    250,000         0 1,250,000       0    21,953
COR Therapeutics (1)             1,150,000    200,000   402,700   947,300       0         0
Corporate Investments           25,500,000  2,400,000         027,900,000     230    12,132
Corporate Services Group        10,060,398  3,031,700         013,092,098   1,296    40,571
Cost Plus                                0    500,000         0   500,000       0    13,313
Cyberonics (1)                     864,800          0   385,800   479,000       0         0
Cymer                                    0  1,500,000         0 1,500,000       0    13,688
Cytyc                              933,700          0         0   933,700       0     9,454
Data Broadcasting                2,000,000    130,000         0 2,130,000       0     9,984
Digene                             500,000    300,000         0   800,000       0     5,800
Edify                            1,055,000          0         0 1,055,000       0     7,121
ELAN Energy                      3,212,000          0 3,212,000         0       0         0
Epicore Networks                 1,405,000    220,000 1,625,000         0       0         0
Filofax Group                    1,956,000          0         0 1,956,000     142     6,817
Flextronics International (1)      825,000     33,200   500,000   358,200       0         0
Four Media                         620,000     15,000    25,000   610,000       0     2,288
Franklin Covey                   1,350,000          0         0 1,350,000       0    26,409
Frontline (1)                    4,833,000          0         0 4,833,000       0         0
GelTex Pharmaceuticals (1)               0    750,000    65,000   685,000       0         0
Great Eastern Shipping           4,448,000 10,280,000         014,728,000   1,414     8,539
Gymboree                         1,535,600          0   100,000 1,435,600       0    10,767
Hardy Oil & Gas                  6,037,900  3,020,114         0 9,058,014     108    25,070
Hartmarx                         1,287,400    500,500         0 1,787,900       0    11,733
Healthcare Recoveries (1)                0    650,000   400,000   250,000       0         0
HIT Entertainment                  700,000    140,000         0   840,000      14     6,918
HNC Software                     1,145,000    450,000         0 1,595,000       0    64,797
i-STAT (1)                         852,000          0   263,800   588,200       0         0
Imax                             1,558,000          0         0 1,558,000       0    31,160
International Precious Metals    1,155,000          0 1,155,000         0       0         0
Intertape Polymer Group          1,500,000          0         0 1,500,000     117    27,187
Jo-Ann Stores                    1,050,000          0         0 1,050,000       0    21,656
KCI Konecranes International       975,000          0    63,300   911,700     524    35,887
KeraVision                         795,000          0         0   795,000       0     3,379
Knightsbridge Tankers (1)        1,105,000          0   955,000   150,000   1,167         0
Landec                             690,000          0         0   690,000       0     2,717
Lazare Kaplan International        500,000     50,000         0   550,000       0     4,263
Lions Gate Entertainment         2,075,000    691,667         0 2,766,667       0     3,355
Liquidation World                  186,000    264,000         0   450,000       0     3,982
LoJack                           1,347,000          0         0 1,347,000       0    14,480
Marks Bros. Jewelers               510,000          0         0   510,000       0     6,821
Material Sciences                1,000,000          0         0 1,000,000       0     8,750
McWhorter Technologies             706,000          0         0   706,000       0    14,252
MemberWorks                        733,000    228,700         0   961,700       0    14,906
Micrel                                   0  1,275,000         0 1,275,000       0    33,788
MIF                                668,202     14,700         0   682,902       0    13,853
Milltronics                        900,000          0         0   900,000       0     8,791
MoneyGram Payment Systems          878,600          0   878,600         0       0         0
Morton's Restaurant Group          415,000          0         0   415,000       0     8,923
NCO Group                          100,000    895,300         0   995,300       0    27,682
Nera (1)                         3,287,500          0 1,266,600 2,020,900      56         0
Nordic American Tanker Shipping    762,000          0    28,500   733,500   1,090     9,352
Norsk Lotteridrift                 965,000          0         0   965,000       0     2,480
Novus Petroleum (1)              5,670,461  2,040,523 2,815,379 4,895,605      62         0
OM Gruppen                       1,443,100  2,886,200         0 4,329,300   1,839    74,535
Orbit Oil & Gas                  2,681,000          0 2,681,000         0       0         0
OrthoLogic                       1,250,000    370,000         0 1,620,000       0     6,379
Pacific Media (1)               88,249,124          026,500,00061,749,124       0         0
Paladin Resources                3,000,000  8,270,998         011,270,998       0     3,636
Paragon Trade Brands               787,700          0   787,700         0       0         0
Paramount Resources              2,493,000          0 2,493,000         0      77         0
PathoGenesis                     1,035,000          0 1,035,000         0       0         0
Pharmacyclics                      580,000    215,000         0   795,000       0    13,217
Philippine Gold                  2,453,700  2,500,000         0 4,953,700       0     1,009
Piercing Pagoda                    335,000    167,500         0   502,500       0     5,779
Pinkerton's                        810,000          0   810,000         0       0         0
Pioneer-Standard Electronics (1) 1,660,000          0 1,384,600   275,400     196         0
Plantronics (1)                  1,000,000          0   425,000   575,000       0         0
Platinum Software                        0  1,625,000         0 1,625,000       0    16,656
PMC-Sierra                         890,700  1,009,300         0 1,900,000       0    60,563
Precision Response               1,398,000          0 1,398,000         0       0         0
Premier Oil (1)                 51,251,227  9,963,31618,389,54342,825,000     370         0
Primark (1)                      1,350,000          0   904,488   445,512       0         0
Protection One (1)                 920,000  2,795,800         0 3,715,800       0         0
PRT Group (1)                      761,960          0         0   761,960       0         0
Puerto Rican Cement                371,000          0         0   371,000     254    16,417
Ramco Energy                     1,597,000          0         0 1,597,000       0    11,118
Ranger Oil                       4,350,000  2,668,915         0 7,018,915       0    46,062
Rent-Way                           330,000    325,000    55,000   600,000       0    14,775
Rio Hotel & Casino (1)           1,382,700    100,000   332,700 1,150,000       0         0
Safety 1st                         400,000     60,000         0   460,000       0     2,473
Sano                               600,000          0   600,000         0       0         0
Scandinavian Broadcasting System   887,900          0         0   887,900       0    18,868
SCB Computer Technology (1)        562,350    562,350   544,700   580,000       0         0
Scotia Holdings (1)              5,062,200          0 1,510,300 3,551,900       0         0
Scottish Media Group             2,300,000    980,000         0 3,280,000   1,184    35,923
SEQUUS Pharmaceuticals             880,832    909,584    80,832 1,709,584       0    16,561
SkyTel Communications            3,525,000    200,000         0 3,725,000       0    67,516
SONUS Pharmaceuticals              550,000          0   550,000         0       0         0
Strategic Distribution           1,890,000          0         0 1,890,000       0     6,024
Suburban Ostomy Supply             563,000          0   563,000         0       0         0
Technical Chemicals and Products   600,000          0         0   600,000       0     2,475
Thermo Power                       620,000          0   620,000         0       0         0
Thomas Group                       388,500          0   388,500         0       0         0
Ticketmaster Group               1,600,000          0 1,600,000         0       0         0
Trident Microsystems               825,000          0   825,000         0       0         0
Trimble Navigation               1,000,000    250,000         0 1,250,000       0    12,578
Ugland International Holdings    5,000,000  2,342,000         0 7,342,000     609     9,038
UroCor                             500,000    100,000         0   600,000       0     2,625
Vanstar                          2,375,000    325,000         0 2,700,000       0    28,915
Vincam Group                       203,100    839,250    24,600 1,017,750       0    13,930
Vivid Technologies (1)             600,000          0   400,000   200,000       0         0
Warrantech                         600,000    260,000         0   860,000       0     3,010
WHG Resorts & Casinos              380,000          0   380,000         0       0         0
Wolford Group                      324,000          0         0   324,000     233    19,383
Zale (1)                         1,950,000          0 1,051,300   898,700       0         0
Zonagen                            590,800    109,200    60,000   640,000       0     9,920
                                                                          $13,438$1,463,363

1 Unaffiliated issuer at 9/30/98


PER-SHARE DATA AND
RATIOS


                                   Year endeSeptember       30
                           ---------------- --------  -------- --------
                              1998     1997     1996      1995     1994
-----------------------    ----------------------------------- ---------
Net Asset Value
Beginning of Year           $30.72   $26.92   $26.11    $23.61   $22.72
                           ----------------------------------- ---------
 Income (Loss) From Investment
 Operations:
  Net investment income        .07      .10      .17       .22      .09
  Net realized and
   unrealized (loss) gain
   on investments            (6.10)    6.17     3.32      3.79     1.83
                           ----------------------------------- ---------
   Total (loss) income from
    investment
    operations               (6.03)    6.27     3.49      4.01     1.92
                           ----------------------------------- ---------
 Less Distributions:
  Dividends from
   net investment
   income                     (.05)    (.12)    (.23)     (.16)    (.06)
  Distributions
   from net
   realized gains            (2.50)   (2.35)   (2.45)    (1.35)    (.97)
                           ----------------------------------- ---------
   Total distributions       (2.55)   (2.47)   (2.68)    (1.51)   (1.03)
                           ----------------------------------- ---------
Net Asset Value, End
 of Year                    $22.14   $30.72   $26.92    $26.11   $23.61
                           =================================== =========
Total Return(1)            (20.70)%   25.41%   15.21%    18.59%   8.60%

Ratios/Supplemental
 Data:

 Net assets, end
  of year (in
  millions)                 $7,102   $9,256   $6,607    $4,625   $3,497
 Ratio of expenses
  to average net
  assets                      1.06%    1.07%    1.09%    1.13%    1.12%
 Ratio of net income
  to average net
  assets                       .27%     .40%     .68%     .97%     .38%
 Portfolio turnover
  rate                      44.31%   42.21%   42.88%     45.63%  29.43%

(1) Excludes maximum sales
 charge of 5.75%.

Independent Auditors' Report
To the Board of Directors and Shareholders of SMALLCAP World Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the "fund"), including the investment portfolio as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California
November 6, 1998

1998 Tax Information (Unaudited)

     We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                         Dividends and          Distributions per      Share
                                                         From Net               From Net Realized      From Net Realized
To Shareholders of Record         Payment Date           Investment Income      Short-Term Gains       Long-Term Gains

December 15, 1997                 December 16, 1997       $.05                   $.538                  $1.962



The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 52% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.